UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2009


Item 1  Report to Shareholders

ANNUAL REPORT

--SM&R INVESTMENTS, INC.
--SM&R GROWTH FUND
--SM&R EQUITY INCOME FUND
--SM&R BALANCED FUND
--SM&R GOVERNMENT BOND FUND
--SM&R TAX FREE FUND
--SM&R PRIMARY FUND
--SM&R MONEY MARKET FUND

ANNUAL REPORT
AUGUST 31, 2009

SM&R INVESTMENTS, INC.        2450 South Shore Boulevard, League City, TX 77573
-------------------------------------------------------------------------------

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES (UNAUDITED)

Each shareholder of the Company may incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2009, and held for six months ending August 31, 2009.

ACTUAL EXPENSES
The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                       ACTUAL                            HYPOTHETICAL
                                                        ------------------------------------- -------------------------------------
                         BEGINNING                             ENDING            EXPENSES            ENDING            EXPENSES
                       ACCOUNT VALUE       ANNUALIZED       ACCOUNT VALUE      PAID DURING        ACCOUNT VALUE      PAID DURING
FUNDS                   (03/01/09)       EXPENSE RATIOS    (08/31/09) (1)       PERIOD (2)       (08/31/09) (1)       PERIOD (2)
-----                ---------------- ----------------- -------------------- ---------------- -------------------- ----------------
Growth Fund
  Class A                   $1,000.00           1.36%              $1,375.62           $ 8.14            $1,018.36            $6.91
  Class B                    1,000.00           1.86%               1,375.03            11.13             1,015.84             9.45
  Class T                    1,000.00           1.25%               1,376.72             7.47             1,018.93             6.34
Equity Income Fund
  Class A                    1,000.00           1.26%               1,380.40             7.59             1,018.82             6.44
  Class B                    1,000.00           1.76%               1,376.50            10.54             1,016.34             8.95
  Class T                    1,000.00           1.24%               1,377.88             7.47             1,018.92             6.36
Balanced Fund
  Class A                    1,000.00           1.30%               1,305.28             7.54             1,018.67             6.60
  Class B                    1,000.00           1.80%               1,301.55            10.44             1,016.13             9.16
  Class T                    1,000.00           1.25%               1,304.68             7.21             1,018.94             6.33
Government Bond Fund
  Class A                    1,000.00           0.73%               1,008.11             3.73             1,021.61             3.75
  Class B                    1,000.00           1.23%               1,005.99             6.23             1,019.10             6.27
  Class T                    1,000.00           0.73%               1,008.11             3.73             1,021.61             3.75
Tax Free Fund
  Class A                    1,000.00           0.75%               1,016.91             3.83             1,021.51             3.84
  Class B                    1,000.00           1.25%               1,014.52             6.37             1,018.99             6.38
  Class T                    1,000.00           0.75%               1,016.17             3.84             1,021.52             3.85
Primary Fund                 1,000.00           0.79%               1,001.54             4.01             1,021.33             4.05
Money Market Fund            1,000.00           0.18%               1,000.00             0.87             1,024.47             0.88

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2009 to August 31, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

SM&R GROWTH FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Growth Fund

The SM&R Growth Fund seeks to achieve long-term capital appreciation in the equity market. The Fund is guided by a strategy of investing primarily in stocks of well established companies with records of consistent earnings and cash flow growth. For the twelve months ended August 31, 2009, the Fund's total return to Class T investors was -18.36%, before sales charges (but after other expenses) at net asset value compared with the Lipper Large Cap Core Index, which returned -17.07% over the same time period. Year-to-date through August 31, 2009, the Fund's return was 14.39%, compared to 13.00% for the S&P 500, 8.20% for the Dow Jones Industrial Average, 27.40% for the Nasdaq and 17.38% for the Lipper Large Cap Core Index.

The Fund's performance during the year benefited from sector allocation choices, primarily an overweight in Health Care and Information Technology and a small underweight in Telecommunication Services. Stock selection in the Industrials and Energy sectors added to performance while selection in the Health Care sector detracted from performance. Individual holdings producing the strongest performance for the year include Arris Group [+40%], Bed, Bath & Beyond [+19%], JP Morgan Chase [+15%], and Wyeth [+13%]. Underperforming stocks that weighed negatively on Fund performance include Citigroup [-73%], Hartford Financial Services [-62%], and Baker-Hughes [-56%].

Over the past twelve months the U.S. economy has probably been spoken of, in more quarters, by more people of various backgrounds and experiences, than perhaps at any time since the Great Depression. This was clearly not your dad's recession; it leaned more toward your granddad's depression.

One year ago, in the midst of a real estate depression and on the heels of oil prices that had soared past $140 per barrel, as unbelievable as it now sounds, there were many strong voices, Fed Governors among them, still concerned about inflation. Things would soon change.

By early September, Lehman Brothers was very publicly in trouble and looking at options, from asset sales to pre-packaged bankruptcy to a government bailout. The week of September 15, 2008 was one that the financial world will not soon forget, as Lehman Brothers filed for bankruptcy protection, and the U.S. Government essentially became the owner of insurance giant AIG, with all this on the heels of the government takeover of Fannie Mae and Freddie Mac the previous week. Credit markets around the world were seizing, and there were legitimate worries about the fundamental functioning of the world's financial systems.

In obvious response, equity and corporate debt markets were pummeled, interest rate spreads over Treasuries gapped up, and the owners of equities around the world experienced dramatic losses in issues of all kinds. Many have compared the ferocity of declines in the corporate credit markets to that of the Great Depression.

In response to growing fears regarding financial companies and the credit markets worldwide, the U.S. Treasury Department unveiled a money market guarantee program in late September of 2008, which would soon be followed by the much discussed Troubled Asset Recovery Plan, or T.A.R.P., originally aimed at removing "toxic" assets from the balance sheets of our largest financial institutions.

To amplify all of this, a presidential election campaign was underway, and these and other economic issues were bantered about constantly in our 24 hour news cycle world. The National Bureau of Economic Research announced in November that the country had been in recession since December of 2007, and job losses were already in the headlines.

As 2009 got underway, a new administration was not only focused on transition, but delivering solutions to get the economy back from the brink. Unfortunately, the worst was yet to come, as payroll numbers worsened dramatically over the first several months of the year, taking consumer confidence and spending down with them.

The Obama administration responded with a $787 billion stimulus program, but consumers had already begun down a path toward debt reduction, as evidenced by a dramatically rising savings rate, so the economy's long faithful supporters, the U.S. consumer, chose to conserve rather than consume, leading to the third and fourth straight quarter of contracting U.S. Gross Domestic Product.

However, the summer months brought with them some better news on the economic front, as job losses slowed and many economic reports, from housing to consumer confidence to durable goods orders, began to show slight improvements, leading many to believe the recession was either ending or soon would begin winding down.

At SM&R, we are anticipating a mild recovery into the end of 2009 and look for a more self-sustaining economic development--indicating the government can begin withdrawing their easy money policies--as we move through 2010.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R GROWTH FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND,
  CLASS T, AT OFFERING PRICE, AND LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

          SM&R Growth              Lipper Large-Cap
             Fund       S&P 500       Core Index
9/1/1999      9,270      10,000          10,000
8/31/2000    11,894      16,264          12,097
8/31/2001     7,654      12,298           8,937
8/31/2002     5,799      10,085           7,451
8/31/2003     6,396      11,302           8,183
8/31/2004     7,078      12,596           8,837
8/31/2005     7,716      14,178           9,850
8/31/2006     8,201      15,437          10,697
8/31/2007     9,573      17,774          12,264
8/31/2008     8,318      15,794          11,039
8/31/2009     6,791       9,233           9,155

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00% . Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

-----------------------------------------------
             AVERAGE ANNUAL RETURNS
-----------------------------------------------
Includes maximum sales charge through 8/31/09.
Inception date of these classes is 01/01/99.

               ONE       FIVE           TEN
               YEAR      YEAR           YEAR
-----------------------------------------------
Class A      -22.57%     -1.94%         -4.04%
Class B      -23.08%     -1.64%         -3.95%
-----------------------------------------------

            AVERAGE ANNUAL RETURNS
-----------------------------------------------
Includes maximum sales charge of 5.75% through
8/31/09 for Class T shares.
-----------------------------------------------
  10 YEAR                                -3.80%
  5 YEAR                                 -2.01%
  1 YEAR                                -23.01%
-----------------------------------------------

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
 6.01%      Consumer Discretionary
 7.62%      Consumer Staples
12.96%      Energy
 9.39%      Exchange Traded Funds
10.03%      Financials
13.04%      Health Care
12.27%      Industrials
20.50%      Information Technology
 2.47%      Materials
 0.87%      Miscellaneous
 2.45%      Telecommunication Services
 2.39%      Utilities

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCKS                             SHARES     VALUE
CONSUMER DISCRETIONARY--
HOUSEHOLD DURABLES--1.59%
Newell Rubbermaid Inc.                         20,880 $ 290,650
Stanley Works (The)                            18,000   736,740
                                                     ----------
                                                      1,027,390
HOTELS, RESTAURANTS & LEISURE--0.40%
Starwood Hotels & Resorts Worldwide, Inc.       8,685   258,639
MEDIA--0.95%
Walt Disney Co. (The)                          23,535   612,851
MULTILINE RETAIL--0.71%
J.C. Penney Co., Inc.                           9,630   289,285
Target Corp.                                    3,600   169,200
                                                     ----------
                                                        458,485
SPECIALTY RETAIL--2.35%
Bed Bath & Beyond Inc. *                        7,200   262,656
Best Buy Co., Inc.                             15,300   555,084
Home Depot, Inc. (The)                         11,700   319,293
Limited Brands, Inc.                            8,100   120,852
Lowe's Companies, Inc.                         12,060   259,290
                                                     ----------
                                                      1,517,175
                                                     ----------
              TOTAL CONSUMER DISCRETIONARY--6.00%     3,874,540
                                                     ----------
CONSUMER STAPLES--
BEVERAGES--3.13%
Coca-Cola Co. (The)                            21,600 1,053,432
PepsiCo, Inc.                                  17,100   969,057
                                                     ----------
                                                      2,022,489
FOOD & STAPLES RETAILING--1.94%
CVS Caremark Corp.                             18,000   675,360
SUPERVALU, INC.                                 8,415   120,755
Wal-Mart Stores, Inc.                           9,000   457,830
                                                     ----------
                                                      1,253,945
HOUSEHOLD PRODUCTS--1.96%
Procter & Gamble Co. (The)                     23,400 1,266,174
TOBACCO--0.57%
Philip Morris International Inc.                7,988   365,131
                                                     ----------
                     TOTAL CONSUMER STAPLES--7.60%    4,907,739
                                                     ----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--4.01%
Baker Hughes Inc.                              12,600   434,070
Noble Corp.                                    11,700   409,851
Oceaneering International, Inc. *               6,660   347,452
Schlumberger Ltd.                              15,300   859,860
Transocean Ltd. *                               2,700   204,768
Weatherford International Ltd. *               16,920   337,554
                                                     ----------
                                                      2,593,555
OIL, GAS & CONSUMABLE FUELS--8.92%
Anadarko Petroleum Corp.                        9,540   504,380
BP PLC ADR                                     10,530   541,769
Chevron Corp.                                  14,782 1,033,853
El Paso Corp.                                  41,220   380,461
Exxon Mobil Corp.                              40,500 2,800,575
Royal Dutch Shell PLC, ADR                      9,000   499,230
                                                     ----------
                                                      5,760,268
                                                     ----------
                                TOTAL ENERGY--12.93%  8,353,823
                                                     ----------

COMMON STOCKS                             SHARES     VALUE
EXCHANGE TRADED FUNDS--9.37%
Powershares QQQ                             100,000 $ 4,000,000
SPDR Trust Series 1                          20,000   2,051,000
                                                     ----------
                                                      6,051,000
                                                     ----------
                TOTAL EXCHANGE TRADED FUNDS--9.37%    6,051,000
                                                     ----------
FINANCIALS--
CAPITAL MARKETS--2.78%
Charles Schwab Corp. (The)                   26,460     477,868
Goldman Sachs Group, Inc. (The)               3,600     595,656
Morgan Stanley                               13,500     390,960
State Street Corp.                            6,300     330,624
                                                     ----------
                                                      1,795,108
COMMERCIAL BANKS--2.60%
PNC Financial Services Group, Inc.           16,200     689,958
U.S. Bancorp                                 18,000     407,160
Wells Fargo & Co.                            21,131     581,525
                                                     ----------
                                                      1,678,643
CONSUMER FINANCE--0.38%
American Express Co.                          4,500     152,190
Discover Financial Services                   6,750      92,812
                                                     ----------
                                                        245,002
DIVERSIFIED FINANCIAL SERVICES--1.64%
Bank of America Corp.                        17,367     305,486
Citigroup Inc.                               34,700     173,500
JPMorgan Chase & Co.                         13,298     577,931
                                                     ----------
                                                      1,056,917
INSURANCE--2.61%
Allstate Corp. (The)                          5,670     166,641
Aspen Insurance Holdings Ltd.                 9,315     236,601
Brown & Brown, Inc.                          11,160     221,749
Hartford Financial Services Group,
  Inc. (The)                                  7,560     179,323
Principal Financial Group, Inc.               8,100     230,040
Prudential Financial, Inc.                    7,650     386,937
RenaissanceRe Holdings Ltd.                   4,860     264,627
                                                     ----------
                                                      1,685,918
                                                     ----------
                           TOTAL FINANCIALS--10.01%   6,461,588
                                                     ----------
HEALTH CARE--
BIOTECHNOLOGY--4.50%
Amgen Inc. *                                  5,400     322,596
Celgene Corp. *                              16,560     863,935
Facet Biotech Corp. *                         2,628      26,385
Genzyme Corp. *                              10,800     601,668
Gilead Sciences, Inc. *                      21,600     973,296
PDL BioPharma Inc.                           13,140     118,917
                                                     ----------
                                                      2,906,797
HEALTH CARE EQUIPMENT & SUPPLIES--1.73%
Covidien Ltd.                                 4,185     165,600
Given Imaging Ltd.                           33,300     393,273
Hologic, Inc. *                              16,200     266,490
Varian Medical Systems, Inc. *                6,840     294,599
                                                     ----------
                                                      1,119,962

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------

COMMON STOCKS

                                            SHARES      VALUE
HEALTH CARE PROVIDERS & SERVICES--0.75%
DaVita, Inc. *                                  4,523 $ 233,884
UnitedHealth Group Inc.                         9,000   252,000
                                                      ---------
                                                        485,884
LIFE SCIENCES TOOLS & SERVICES--0.42%
Thermo Fisher Scientific, Inc. *                5,965   269,678
PHARMACEUTICALS--5.61%
Abbott Laboratories                            12,510   565,827
Endo Pharmaceuticals Holdings Inc. *           10,305   232,584
Eli Lilly & Co.                                37,080 1,240,697
Merck & Co. Inc.                               34,200 1,109,106
Wyeth                                           9,900   473,715
                                                      ---------
                                                      3,621,929
                                                      ---------
                            TOTAL HEALTH CARE--13.01% 8,404,250
                                                      ---------
INDUSTRIALS--
AEROSPACE & DEFENSE--5.32%
Boeing Co. (The)                                9,000   447,030
Goodrich Corp.                                 18,000   992,880
Honeywell International Inc.                   13,050   479,718
Northrop Grumman Corp.                          3,600   175,716
Rockwell Collins, Inc.                         11,700   538,668
United Technologies Corp.                      13,500   801,360
                                                      ---------
                                                      3,435,372
AIR FREIGHT & LOGISTICS--1.30%
FedEx Corp.                                     4,230   290,643
United Parcel Service, Inc. (Class B)          10,260   548,500
                                                      ---------
                                                        839,143
CONSTRUCTION & ENGINEERING--0.39%
Cemex SAB de C.V. ADR *                        18,720   248,602
INDUSTRIAL CONGLOMERATES--2.84%
3M Co.                                          9,000   648,900
General Electric Co.                           75,825 1,053,967
Tyco International Ltd.                         4,185   132,623
                                                      ---------
                                                      1,835,490
MACHINERY--2.40%
Barnes Group Inc.                               8,640   126,922
Caterpillar Inc.                                6,750   305,843
Danaher Corp.                                  18,400 1,117,064
                                                      ---------
                                                      1,549,829
                                                      ---------
                            TOTAL INDUSTRIALS--12.25% 7,908,436
                                                      ---------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--6.06%
Arris Group Inc. *                             20,700   274,482
Cisco Systems, Inc. *                          76,050 1,642,680
Harris Corp.                                   11,790   409,467
Motorola, Inc.                                 27,810   199,676
Nokia ADR                                      30,690   429,967
QUALCOMM Inc.                                  13,500   626,670
Research In Motion Ltd. *                       4,500   328,770
                                                      ---------
                                                      3,911,712

COMPUTERS & PERIPHERALS--5.36%
Apple Inc. *                                  6,475 $ 1,089,160
EMC Corp. *                                  27,720     440,748
Hewlett-Packard Co.                          18,450     828,220
International Business Machines Corp.         9,360   1,104,948
                                                      ---------
                                                      3,463,076
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.33%
Agilent Technologies, Inc. *                  8,370     214,942

INFORMATION TECHNOLOGY SERVICES--0.23%
Amdocs Ltd. *                                 6,008     146,115

INTERNET SOFTWARE & SERVICES--0.22%
Akamai Technologies, Inc. *                   8,190     144,472

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.76%
Analog Devices, Inc.                         14,040       396,630
Intel Corp.                                  45,000       914,400
KLA-Tencor Corp.                             10,440       325,728
Linear Technology Corp.                      13,680       363,478
Marvell Technology Group Ltd. *              13,050       199,012
Maxim Integrated Products, Inc.              12,240       229,867
                                                        ---------
                                                        2,429,115
SOFTWARE--4.49%
Intuit Inc. *                                22,320       619,826
Microsoft Corp.                              39,960       985,014
Oracle Corp.                                 59,130     1,293,173
                                                        ---------
                                                        2,898,013
                                                        ---------
              TOTAL INFORMATION TECHNOLOGY--20.45%      13,207,445
                                                        ---------
MATERIALS--
CHEMICALS--2.16%
Monsanto Co.                                  3,488       292,573
PPG Industries, Inc.                         16,200       897,480
Praxair, Inc.                                 2,700       206,874
                                                      -----------
                                                        1,396,927
CONTAINERS & PACKAGING--0.31%
Sealed Air Corp.                             10,395       196,569
                                                      -----------
                             TOTAL MATERIALS--2.47%     1,593,496
                                                      -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.23%
AT&T Inc.                                    24,300       633,015
Verizon Communications Inc.                  25,920       804,557
                                                      -----------
                                                        1,437,572
WIRELESS TELECOMMUNICATION SERVICES--0.21%
Rogers Communications, Inc.                   5,040       138,751
                                                      -----------
            TOTAL TELECOMMUNICATION SERVICES--2.44%     1,576,323
                                                      -----------
UTILITIES--
ELECTRIC UTILITIES--1.57%
Allegheny Energy, Inc.                        6,255       165,195
Ameren Corp.                                  8,100       218,457
Exelon Corp.                                  4,500       225,090
FPL Group, Inc.                               3,600       202,248
Wisconsin Energy Corp.                        4,500       204,615
                                                      -----------
                                                        1,015,605

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------

COMMON STOCKS                             SHARES     VALUE
MULTI-UTILITIES--0.81%
Dominion Resources, Inc. / VA                     9,000      $ 297,720
Sempra Energy                                     4,500        225,765
                                                           -----------
                                                               523,485
                                                           -----------
                                 TOTAL UTILITIES--2.38%      1,539,090
                                                           -----------
                             TOTAL COMMON STOCK--98.91%
                                     (Cost $70,175,224)     63,877,730
                                                           -----------
MONEY MARKET FUND
SM&R Money Market Fund, 0.00% (a)               557,609        557,609
                                                           -----------
                          TOTAL MONEY MARKET FUND--0.86%
                                         (Cost $557,609)       557,609
                                                           -----------
                               TOTAL INVESTMENTS--99.77%
                                      (Cost $70,732,833)    64,435,339
          CASH AND OTHER ASSETS, LESS LIABILITIES--0.23%       145,818
                                                           -----------
                                    NET ASSETS--100.00%    $64,581,157
                                                           ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2009. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Growth Fund are affiliated by having the same investment adviser.


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $70,175,224)                   $63,877,730
Investment in affiliated money market fund (Cost $557,609)                                557,609
                                                                                      -----------
  Total investments (Cost $70,732,833)                                                 64,435,339
Prepaid expenses                                                                           43,894
Receivable for:
  Capital stock sold                                                                        5,534
  Dividends                                                                               152,855
  Expense reimbursement                                                                     7,715
Other assets                                                                               93,408
                                                                                      -----------
                                                                         TOTAL ASSETS  64,738,745
                                                                                      -----------
LIABILITIES
Capital stock reacquired                                                                   12,744
Payable to investment adviser for fund expenses                                            53,245
Accrued:
  Investment advisory fees                                                                 40,805
  Administrative service fees                                                              13,602
  Distribution fees                                                                         3,147
Other liabilities                                                                          34,045
                                                                                      -----------
                                                                    TOTAL LIABILITIES     157,588
                                                                                      -----------
                                                                           NET ASSETS $64,581,157
                                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             75,911,404
Undistributed net investment income                                                       130,022
Accumulated net realized loss on investments                                           (5,162,775)
Net unrealized depreciation of investments                                             (6,297,494)
                                                                                      -----------
                                                                           NET ASSETS $64,581,157
                                                                                      ===========
NET ASSETS:
Class A                                                                                 2,715,730
-------------------------------------------------------------------------------------------------
Class B                                                                                   785,784
-------------------------------------------------------------------------------------------------
Class T                                                                                61,079,643
-------------------------------------------------------------------------------------------------
                                                                     TOTAL NET ASSETS $64,581,157
                                                                                      ===========
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           50,000,000
  Outstanding                                                                             899,420
-------------------------------------------------------------------------------------------------
Class B:
  Authorized                                                                           25,000,000
  Outstanding                                                                             266,753
-------------------------------------------------------------------------------------------------
Class T:
  Authorized                                                                           95,000,000
  Outstanding                                                                          19,783,519
-------------------------------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share                                           $ 3.02
  Offering price per share:
   (Net assets value of $3.02 / 95%)                                                       $ 3.18
-------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                                             $ 2.95
-------------------------------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share                                           $ 3.09
  Offering price per share:
   (Net assets value of $3.09 / 94.25%)                                                    $ 3.28
-------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $10,176)                             $ 1,534,106
Interest                                                                            14,255
Interest from affiliated money market fund                                             352
                                                                              -------------
                                                      TOTAL INVESTMENT INCOME    1,548,713
                                                                              -------------
EXPENSES
Investment advisory fees                                                           451,297
Administrative service fees                                                        150,432
Professional fees                                                                   20,879
Custody and transaction fees                                                        15,347
Directors' fees and expenses                                                         9,973
Compliance expenses                                                                 12,874
Qualification fees
  Class A                                                                            4,838
  Class B                                                                            4,662
  Class T                                                                           16,127
Shareholder reporting expenses
  Class A                                                                            1,813
  Class B                                                                              588
  Class T                                                                           38,474
Distribution fees
  Class A                                                                            6,639
  Class B                                                                            6,402
Insurance expenses                                                                  32,128
Other Expenses                                                                         410
                                                                              -------------
                                                               TOTAL EXPENSES      772,883
                                                     LESS EXPENSES REIMBURSED      (18,892)
                                                                              -------------
                                                                 NET EXPENSES      753,991
                                                                              -------------
INVESTMENT INCOME--NET                                                             794,722
                                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                              (5,162,692)
  Change in unrealized depreciation of investments                             (11,795,096)
                                                                              -------------
NET LOSS ON INVESTMENTS                                                        (16,957,788)
                                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(16,163,066)
                                                                              =============

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R GROWTH FUND

                                                            YEAR ENDED AUGUST 31,
                                                       ----------------------------
                                                            2009          2008
                                                       -------------  -------------
DECREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                  $ 794,722    $ 1,173,442
  Net realized gain(loss) on investments                 (5,162,692)     4,179,674
  Change in unrealized depreciation of investments      (11,795,096)   (18,447,678)
                                                       -------------  -------------
  Net decrease in net assets resulting from operations  (16,163,066)   (13,094,562)
                                                       -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                                (34,520)       (45,299)
     Class B                                                 (6,097)       (11,209)
     Class T                                               (771,949)    (1,087,464)
  Capital gains
     Class A                                               (189,345)      (109,438)
     Class B                                                (68,710)       (63,999)
     Class T                                             (3,923,457)    (2,390,940)
                                                       -------------  -------------
  Total distributions to shareholders                    (4,994,078)    (3,708,349)
                                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                   (96,381)    (1,254,542)
  Class B                                                  (241,787)    (1,064,443)
  Class T                                                 1,451,100     (3,573,275)
                                                       -------------  -------------
  Total capital share transactions--net                   1,112,932     (5,892,260)
                                                       -------------  -------------
TOTAL DECREASE IN NET ASSETS                            (20,044,212)   (22,695,171)
NET ASSETS
  Beginning of year                                      84,625,369    107,320,540
                                                       -------------  -------------
  End of year                                          $ 64,581,157   $ 84,625,369
                                                       =============  =============
Undistributed Net Investment Income                       $ 130,022      $ 147,866
                                                       =============  =============

See notes to financial statements.
                                       8

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                     CLASS A SHARES
                                                                 ----------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------
                                                                    2009       2008        2007        2006     2005
                                                                 ---------- ---------- ------------ ---------- ------
Net asset value, beginning of year                                $ 4.06     $ 4.83        $ 4.31    $ 4.09    $ 3.79
Income (loss) from investment operations
  Investment income--net                                            0.04       0.04          0.02      0.01      0.04
  Net realized and unrealized gain (loss) on investments           (0.83)     (0.64)         0.67      0.23      0.30
                                                                 ---------- ---------- ------------- --------- ------
     Total from investment operations                              (0.79)     (0.60)         0.69      0.24      0.34
Less distributions
  Investment income--net                                           (0.04)     (0.05)        (0.02)    (0.02)    (0.04)
  Capital gains                                                    (0.21)     (0.12)        (0.15)       --        --
                                                                 ---------- ---------- ------------- --------- ------
     Total distributions                                           (0.25)     (0.17)        (0.17)    (0.02)    (0.04)
                                                                 ---------- ---------- ------------- --------- ------
Net asset value, end of year                                      $ 3.02     $ 4.06        $ 4.83    $ 4.31    $ 4.09
                                                                 ========== ========== ============= ========= ======
Total return (1)                                                  (18.56)%   (12.73)%       16.16%     6.00%     9.05%
                                                                 ========== ========== ============= ========= ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 2,716    $ 3,786        $5,698    $5,620    $6,154
Ratio of expenses with reimbursement to average net assets (2)      1.36%      1.36%         1.36%     1.36%     1.36%
Ratio of expenses without reimbursement to average net assets       1.67%      1.63%         1.47%     1.66%     1.69%
Ratio of net investment income to average net assets                1.22%      1.03%         0.34%     0.52%     1.03%
Portfolio turnover rate                                            11.84%     11.15%        23.79%    56.05%    24.18%

                                                                                    CLASS B SHARES
                                                                 -----------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------------
                                                                    2009       2008        2007       2006      2005
                                                                 ---------- ---------- ------------- --------- ------
Net asset value, beginning of year                                $ 3.97     $ 4.73        $ 4.22    $ 4.00    $ 3.72
Income (loss) from investment operations
  Investment income (loss)--net                                    (0.04)     (0.05)        (0.04)       --      0.02
  Net realized and unrealized gain (loss) on investments           (0.75)     (0.57)         0.70      0.23      0.29
                                                                 ---------- ---------- ------------- --------- ------
     Total from investment operations                              (0.79)     (0.62)         0.66      0.23      0.31
Less distributions
  Investment income--net                                           (0.02)     (0.02)           --     (0.01)    (0.03)
  Capital gains                                                    (0.21)     (0.12)        (0.15)       --        --
                                                                 ---------- ---------- ------------- --------- ------
     Total distributions                                           (0.23)     (0.14)        (0.15)    (0.01)    (0.03)
                                                                 ---------- ---------- ------------- --------- ------
Net asset value, end of year                                      $ 2.95     $ 3.97        $ 4.73    $ 4.22    $ 4.00
                                                                 ========== ========== ============= ========= ======
Total return (1)                                                  (19.01)%   (13.37)%       15.89%     5.71%     8.27%
                                                                 ========== ========== ============= ========= ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                            $ 786    $ 1,423        $2,863    $3,218    $3,456
Ratio of expenses with reimbursement to average net assets (2)      1.86%      1.86%         1.86%     1.86%     1.86%
Ratio of expenses without reimbursement to average net assets       2.54%      2.24%         2.03%     2.24%     2.20%
Ratio of net investment income (loss) to average net assets         0.72%      0.56%        (0.17)%    0.02%     0.52%
Portfolio turnover rate                                            11.84%     11.15%        23.79%    56.05%    24.18%

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B until December 31, 2009.


See notes to financial statements.

-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                   CLASS T SHARES
                                                              ------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                                 2009       2008       2007       2006        2005
                                                              ---------- ---------- ----------- ---------- ---------
Net asset value, beginning of year                             $ 4.14     $ 4.95      $ 4.40     $ 4.17      $ 3.87
Income (loss) from investment operations
  Investment income--net                                         0.04       0.06        0.03       0.03        0.05
  Net realized and unrealized gain (loss) on investments        (0.84)     (0.69)       0.70       0.23        0.30
                                                              ---------- ---------- ----------- ---------- ---------
     Total from investment operations                           (0.80)     (0.63)       0.73       0.26        0.35
Less distributions
  Investment income--net                                        (0.04)     (0.06)      (0.03)     (0.03)      (0.05)
  Capital gains                                                 (0.21)     (0.12)      (0.15)        --          --
                                                              ---------- ---------- ----------- ---------- ---------
     Total distributions                                        (0.25)     (0.18)      (0.18)     (0.03)      (0.05)
                                                              ---------- ---------- ----------- ---------- ---------
Net asset value, end of year                                   $ 3.09     $ 4.14      $ 4.95     $ 4.40      $ 4.17
                                                              ========== ========== =========== ========== =========
Total return (1)                                               (18.36)%   (13.11)%     16.73%      6.28%       9.01%
                                                              ========== ========== =========== ========== =========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                       $61,080    $79,417     $98,760    $93,937    $101,643
Ratio of expenses with reimbursement to average net assets       1.25%      1.15%       1.12%      1.18%       1.19%
Ratio of expenses without reimbursement to average net assets    1.26%      1.15%       1.12%      1.18%       1.19%
Ratio of net investment income to average net assets             1.34%      1.27%       0.58%      0.70%       1.20%
Portfolio turnover rate                                         11.84%     11.15%      23.79%     56.05%      24.18%

(1) Does not include the effect of sales charge


See notes to financial statements.

SM&R EQUITY INCOME FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from John S. Maidlow, CFA, Portfolio Manager, SM&R Equity Income Fund

The SM&R Equity Income Fund's primary investment objective remains providing current income for shareholders with a secondary objective of long-term capital appreciation. The Fund's strategy is to invest principally in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2009, the Fund's total return was -18.74%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Equity Income Fund Index, was -16.44%. For comparison, the broad equity market, as measured by the S&P 500 Index, returned -18.25% for the same twelve months. The Fund continues to meet its goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The dividend yield at August 31 for the fund was 3.3% (before expenses), approximately 32% greater than the 2.5% of the S&P
500. The Fund remained true to its Investment Strategy of investing at least 80% of its assets in common stocks, with stocks representing fully 98.8% of the portfolio as of August 31st.

The Fund's performance for the year benefited from overweight positions relative to the market in Consumer Staples and Telecommunication Services and an underweighting in Industrials. Performance was significantly hampered by the Fund's overweighting in Financials and underweighting in Information Technology. However, stock selection in Financials provided a positive boost to performance. Stock selection in the Energy sector also enhanced performance. Selection in the Materials and Telecommunication Services sectors restrained performance. Standout performers for the year include The Travelers Cos. [+17%], JP Morgan Chase [+15%], Wyeth [+13%], and RenaissanceRe [+9%]. Underperforming holdings included Citigroup [-73%], ProLogis [-72%], Allied Capital [-71%] and Seaspan Corp. [-68%]. At fiscal year-end, approximately 67% of the Fund's holdings had a dividend yield greater than or equal to that of the S&P 500.

The markets took investors on a wild rollercoaster ride over the past year. Following the September bankruptcy of Lehman Brothers, the Federal government's takeover of mortgage guarantors Fannie Mae and Freddie Mac, the injection of hundreds of billions of dollars into banks and insurance companies, and the lending of tens of billions to Chrysler and General Motors, investors became extremely risk-averse. Yields on 30-day Treasury bills turned negative for a brief period of time as investors sought the safety of short-term government obligations. The equity markets sank to levels not seen since 1996, with the S&P 500 finally bottoming out in March. Then, believing that the economy had reached its nadir and that economic conditions were likely to begin to improve later this year, the Index rallied almost 50% through the end of August.

As the markets correctly forecast, the current recession appears to be easing after months of sharp contraction. Recent indicators of economic activity are pointing to an increasing probability that economic conditions are improving. Although unemployment continues to rise, the number of monthly initial jobless claims reported by the Commerce Department has been falling since January. Housing starts have increased since hitting a low of 479,000 units in April, and an index of pending home sales rose for the sixth month in a row in July. However, there is reason to remain cautious on the economic outlook at this time. Structural changes in the economy, such as advances in technology, could lead to a recovery with less than normal job growth. Since the onset of the recession, many companies have learned that they can remain profitable, or even increase profits, with fewer workers.

Consensus earnings forecasts for the S&P 500 for 2009 are for earnings to decline 21% from last year. Earnings are projected to rise 27% next year as analysts and forecasters expect economic fundamentals to be improving throughout the year. The trailing twelve-month P/E ratio for the S&P 500 is a relatively high 17.3x, while the P/E for the next twelve months is 16.2x based on forecasted earnings. This compares to an historical long-term average P/E of about 15.5x. Given the current weak economic environment and the high level of uncertainty for corporate sales and profits over the next twelve months, equities appear to be relatively fully valued. Thus, we would not expect price/earnings multiples to expand significantly from these levels until there is greater clarity as to when economic conditions and corporate profits have bottomed and are set to improve. Based upon this outlook, we plan to continue our conservative strategy of emphasizing equities with above-average expected total returns for long-term appreciation potential while maintaining the Fund's above-market dividend yield.

2009 marked the second consecutive year of negative returns for both the Fund and the equity markets. Clearly, neither we at SM&R nor investors in the Fund are satisfied with less than positive returns. Although these past two years have been difficult, we believe the Fund's strategy will provide an attractive total return over the long-term for conservative investors. Its well-diversified portfolio of companies expected to generate consistent earnings growth while continuing to provide an above-average dividend yield should make the Fund a core holding for many investors.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

  ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME FUND, CLASS T, AT OFFERING PRICE, AND LIPPER EQUITY INCOME FUND INDEX
                             AND THE S&P 500

             SM&R
            Equity
            Income               Lipper Equity Income
             Fund      S&P 500        Fund Index
9/1/1999     9,426      10,000           10,000
8/31/2000    9,864      16,264           10,450
8/31/2001    8,886      12,298           10,211
8/31/2002    7,550      10,085            8,835
8/31/2003    8,066      11,302            9,602
8/31/2004    9,045      12,596           11,008
8/31/2005    9,891      14,178           12,578
8/31/2006   10,884      15,437           13,914
8/31/2007   12,038      17,774           15,904
8/31/2008   10,792      15,794           13,803
8/31/2009    8,770       9,233           11,534

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00% . Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

----------------------------------------------
           AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge through 8/31/09.
Inception date of these classes is 01/01/99.
----------------------------------------------
            ONE         FIVE        TEN
            YEAR        YEAR        YEAR
----------------------------------------------
Class A     -22.76%    -1.71%     -1.42%
Class B     -23.16%    -1.31%     -1.39%
----------------------------------------------

----------------------------------------------
            AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge of 5.75% through
8/31/09 for Class T shares.
----------------------------------------------
  10 YEAR                               -1.30%
  5 YEAR                                -1.79%
  1 YEAR                               -23.42%
----------------------------------------------

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
 8.22%   Consumer Discretionary
13.15%   Consumer Staples
13.03%   Energy
23.03%   Financials
11.25%   Health Care
 8.32%   Industrials
 7.61%   Information Technology
 2.80%   Materials
 0.88%   Miscellaneous
 5.28%   Telecommunication Services
 6.43%   Utilities

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCKS

                                            SHARES     VALUE

CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.88%
McDonald's Corp.                            10,000 $ 562,400
Starwood Hotels & Resorts Worldwide, Inc.   18,000   536,040
                                                   ---------
                                                   1,098,440
HOUSEHOLD DURABLES--2.36%
Newell Rubbermaid Inc.                      20,000   278,400
Stanley Works (The)                         16,000   654,880
Tupperware Brands Corp.                     12,000   443,880
                                                   ---------
                                                   1,377,160
MEDIA--0.81%
CBS Corp. (Class B)                         17,900   185,265
Walt Disney Co. (The)                       11,100   289,044
                                                   ---------
                                                     474,309
MULTILINE RETAIL--1.15%
J.C. Penney Co., Inc                        16,800   504,672
Target Corp.                                 3,500   164,500
                                                   ---------
                                                     669,172
SPECIALTY RETAIL--1.99%
Foot Locker, Inc.                           15,400   164,164
Limited Brands, Inc.                        35,000   522,200
TJX Companies, Inc. (The)                   13,300   478,135
                                                   ---------
                                                   1,164,499
                                                   ---------
               TOTAL CONSUMER DISCRETIONARY--8.19% 4,783,580
                                                   ---------
CONSUMER STAPLES--
BEVERAGES--2.37%
Coca-Cola Co. (The)                         14,500   707,165
PepsiCo, Inc.                               12,000   680,040
                                                   ---------
                                                   1,387,205
FOOD PRODUCTS--3.14%
ConAgra Foods, Inc.                         31,000   636,430
H.J. Heinz Co.                              14,000   539,000
Kraft Foods Inc. (Class A)                   4,844   137,327
McCormick & Co., Inc. (b)                   16,000   521,120
                                                   ---------
                                                   1,833,877
FOOD & STAPLES RETAILING--1.71%
SUPERVALU, INC.                             13,000   186,550
Wal-Mart Stores, Inc.                       16,000   813,920
                                                   ---------
                                                   1,000,470
HOUSEHOLD PRODUCTS--4.04%
Colgate-Palmolive Co.                        8,675   630,673
Kimberly-Clark Corp.                        11,000   665,060
Procter & Gamble Co. (The)                  19,650 1,063,262
                                                   ---------
                                                   2,358,995
PERSONAL PRODUCTS--1.19%
Alberto-Culver Co.                          10,575   279,074
Avon Products, Inc.                         13,000   414,310
                                                   ---------
                                                     693,384
TOBACCO--0.66%
Philip Morris International Inc.             8,375 $ 382,821
                                                   ---------
                    TOTAL CONSUMER STAPLES--13.11% 7,656,752
                                                   ---------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.56%
Schlumberger Ltd.                            9,500   533,900
Weatherford International Ltd. *            19,000   379,050
                                                   ---------
                                                     912,950
OIL, GAS & CONSUMABLE FUELS--11.42%
Anadarko Petroleum Corp.                    12,000   634,440
Boardwalk Pipeline Partners, LP             14,500   339,445
BP PLC ADR                                  15,000   771,750
Chevron Corp.                               13,101   916,284
Enterprise Products Partners L.P.           12,800   345,600
Exxon Mobil Corp.                           31,000 2,143,650
Plains All American Pipeline, L.P.           8,000   379,520
Royal Dutch Shell PLC, ADR                  14,000   776,580
Spectra Energy Corp.                        19,300   363,226
                                                   ---------
                                                   6,670,495
                                                   ---------
                              TOTAL ENERGY--12.98% 7,583,445
                                                   ---------
FINANCIALS--
CAPITAL MARKETS--2.24%
Allied Capital Corp.                        18,000    54,000
Charles Schwab Corp. (The)                  29,500   532,770
Morgan Stanley                              13,250   383,720
State Street Corp.                           6,400   335,872
                                                   ---------
                                                   1,306,362
COMMERCIAL BANKS--4.18%
Comerica Inc.                               18,000   480,060
KeyCorp                                     17,100   113,886
PNC Financial Services Group, Inc.          13,219   562,997
Regions Financial Corp.                     17,782   104,203
U.S. Bancorp                                23,000   520,260
Wells Fargo & Co.                           24,000   660,480
                                                   ---------
                                                   2,441,886
DIVERSIFIED FINANCIAL SERVICES--4.23%
Bank of America Corp.                      47,000   826,730
Citigroup Inc.                             68,400   342,000
JPMorgan Chase & Co.                       30,000 1,303,800
                                                  ---------
                                                  2,472,530
INSURANCE--6.72%
Allstate Corp. (The)                        8,000   235,120
Arthur J. Gallagher & Co.                  11,900   282,863
Aspen Insurance Holdings Ltd.              20,825   528,955
Hartford Financial Services Group,
  Inc. (The)                                5,950   141,134
Marsh & McLennan Companies, Inc.           12,350   290,719
Principal Financial Group, Inc.            17,050   484,220
Prudential Financial, Inc.                 12,225   618,340
RenaissanceRe Holdings Ltd.                 8,000   435,600
Travelers Companies, Inc. (The)            18,000   907,560
                                                  ---------
                                                  3,924,511

COMMON STOCKS

                                               SHARES      VALUE
REAL ESTATE INVESTMENT TRUSTS--5.25%
AvalonBay Communities, Inc.                     3,301  $ 212,683
Boston Properties Inc.                          3,700    224,146
BRE Properties, Inc.                            8,600    243,122
Duke Realty Corp.                              12,000    138,240
HCP, Inc.                                       7,000    199,360
Health Care REIT, Inc.                          4,500    192,195
Hospitality Properties Trust                   11,400    207,708
Liberty Property Trust                         11,300    370,301
Mack-Cali Realty Corp.                         12,000    384,360
National Retail Properties Inc.                 9,000    184,680
ProLogis                                        6,000     66,720
Simon Property Group, Inc,                      4,130    262,751
Weingarten Realty Investors                    19,000    377,340
                                                      ----------
                                                       3,063,606
THRIFTS & MORTGAGE FINANCE--0.35%
New York Community Bancorp, Inc.               16,000    170,240
TrustCo Bank Corp NY                            5,000     31,100
                                                      ----------
                                                         201,340
                                                      ----------
                             TOTAL FINANCIALS--22.97% 13,410,235
                                                      ----------
HEALTH CARE--
BIOTECHNOLOGY--0.77%
Genzyme Corp. *                                 4,000    222,840
Gilead Sciences, Inc. *                         5,000    225,300
                                                      ----------
                                                         448,140
HEALTH CARE PROVIDERS & SERVICES--0.36%
DaVita, Inc. *                                  4,000    206,840
HEALTH EQUIPMENT & SUPPLIES--0.25%
Covidien PLC                                    3,750    148,387
PHARMACEUTICALS--9.84%
Abbott Laboratories                            12,000    542,760
Eli Lilly & Co.                                20,350    680,911
Johnson & Johnson                              26,000  1,571,440
Merck & Co. Inc.                               23,000    745,890
Pfizer Inc.                                    71,000  1,185,700
Wyeth                                          21,325  1,020,401
                                                      ----------
                                                       5,747,102
                                                      ----------
                            TOTAL HEALTH CARE--11.22%  6,550,469
                                                      ----------
INDUSTRIALS--

AEROSPACE & DEFENSE--2.21%
Boeing Co. (The)                                6,500    322,855
Northrop Grumman Corp.                          4,000    195,240
United Technologies Corp.                      13,000    771,680
                                                      ----------
                                                       1,289,775
AIR FREIGHT & LOGISTICS--0.71%
United Parcel Services, Inc. (Class B)          7,700    411,642

COMMERCIAL SERVICES & SUPPLIES--0.81%
Pitney Bowes Inc.                              11,925    266,524
Sovran Self Storage, Inc.                       7,000    205,730
                                                      ----------
                                                         472,254
INDUSTRIAL CONGLOMERATES--3.52%
3M Co.                                         10,200    735,420
General Electric Co.                           86,500  1,202,350
Tyco International Ltd.                         3,750    118,837
                                                      ----------
                                                       2,056,607
MACHINERY--0.26%
Barnes Group Inc.                              10,500 $  154,245

MARINE--0.29%
Seaspan Corp.                                  25,000    169,250

ROAD & RAIL--0.50%
Burlington Northern Santa Fe Corp.              3,500    290,570
                                                      ----------
                             TOTAL INDUSTRIALS--8.30%  4,844,343
                                                      ----------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--1.35%
Harris Corp.                                   12,750    442,808
Nokia ADR                                       8,000    112,080
QUALCOMM Inc.                                   5,075    235,582
                                                      ----------
                                                         790,470
COMPUTERS & PERIPHERALS--2.04%
Diebold, Inc.                                   8,250    248,902
International Business Machines Corp.           8,000    944,400
                                                      ----------
                                                       1,193,302
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.37%
Tyco Electronics Ltd.                           9,450    215,649

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.00%
Intel Corp.                                    43,100    875,792
Linear Technology Corp.                        11,000    292,270
                                                      ----------
                                                       1,168,062
SOFTWARE--1.82%
Microsoft Corp.                                43,000  1,059,950
                                                      ----------
                  TOTAL INFORMATION TECHNOLOGY--7.58%  4,427,433
                                                      ----------
MATERIALS--

CHEMICALS--2.08%
E. I. du Pont de Nemours and Co.                6,100   194,773
PPG Industries, Inc.                            7,200   398,880
Praxair, Inc.                                   2,700   206,874
Sensient Technologies Corp.                    16,000   417,120
                                                      ----------
                                                       1,217,647
METALS & MINING--0.31%
Alcoa Inc.                                     15,000    180,750
PAPER & FOREST PRODUCTS--0.40%
Potlatch Corp.                                  8,000    232,800
                                                      ----------
                               TOTAL MATERIALS--2.79%  1,631,197
                                                      ----------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--5.01%
AT&T Inc.                                      48,000  1,250,400
Frontier Communications Corp.                  40,000    284,400
Verizon Communications Inc.                    34,000  1,055,360
Windstream Corp.                               39,000    334,230
                                                      ----------
                                                       2,924,390
WIRELESS TELECOMMUNICATION SERVICES--0.25%
Rogers Communications, Inc.                     5,425    149,350
                                                      ----------
          TOTAL TELECOMMUNICATION SERVICES--5.26%      3,073,740
                                                      ----------

COMMON STOCKS

                                                 SHARES          VALUE
UTILITIES--
ELECTRIC UTILITIES--4.64%
Allegheny Energy, Inc.                            5,000      $ 132,050
Ameren Corp.                                     10,900        293,973
Consolidated Edison, Inc.                        11,000        442,090
Duke Energy Corp.                                33,000        511,170
FPL Group Inc.                                    4,550        255,619
PPL Corp.                                         3,950        116,130
Pinnacle West Capital Corp.                      10,000        329,100
Progress Energy, Inc.                             8,000        316,240
Southern Co.                                     10,000        312,000
                                                           -----------
                                                             2,708,372
GAS UTILITIES--1.05%
Nicor Inc.                                        7,000        253,540
NiSource Inc.                                    27,000        356,670
                                                           -----------
                                                               610,210
MULTI-UTILITIES--0.72%
DTE Energy Co.                                    8,000        278,240
Sempra Energy                                     2,875        144,239
                                                           -----------
                                                               422,479
                                                           -----------
                                 TOTAL UTILITIES--6.41%      3,741,061
                                                           -----------
                             TOTAL COMMON STOCK--98.81%
                                     (Cost $66,287,011)     57,702,255
                                                           -----------
MONEY MARKET FUND
SM&R Money Market Fund, 0.00% (a)               512,017        512,017
                                                           -----------
                    TOTAL MONEY MARKET FUND--0.88%
                                        (Cost $512,017)       512,017
                                                           -----------
                           TOTAL INVESTMENTS--99.69%
                                     (Cost $66,799,028)     58,214,272
         CASH AND OTHER ASSETS, LESS LIABILITIES--0.31%        181,021
                                                           -----------
                                    NET ASSETS--100.00%    $58,395,293
                                                           ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2009. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Equity Income Fund are affiliated by having the same investment adviser.

(b) Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $66,287,011)                   $57,702,255
Investment in affiliated money market fund (Cost $512,017)                                512,017
                                                                                      -----------
  Total investments (Cost $66,799,028)                                                 58,214,272
Prepaid expenses                                                                           38,027
Receivable for:
  Capital stock sold                                                                        5,539
  Dividends                                                                               209,475
  Expense reimbursement                                                                     4,613
Other assets                                                                               62,734
                                                                                      -----------
                                                                         TOTAL ASSETS  58,534,660
                                                                                      -----------
LIABILITIES
Capital stock reacquired                                                                   13,342
Payable to investment adviser for fund expenses                                            42,138
Accrued:
  Investment advisory fees                                                                 36,727
  Administrative service fees                                                              12,242
  Distribution fees                                                                         6,348
Other liabilities                                                                          28,570
                                                                                      -----------
                                                                    TOTAL LIABILITIES     139,367
                                                                                      -----------
                                                                           NET ASSETS $58,395,293
                                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             70,473,507
Undistributed net investment income                                                       269,583
Accumulated net realized loss on investments                                           (3,763,041)
Net unrealized depreciation of investments                                             (8,584,756)
                                                                                      -----------
                                                                           NET ASSETS $58,395,293
                                                                                      ===========
NET ASSETS:
Class A                                                                                 5,113,147
-------------------------------------------------------------------------------------------------
Class B                                                                                 1,769,936
-------------------------------------------------------------------------------------------------
Class T                                                                                51,512,210
-------------------------------------------------------------------------------------------------
                                                                     TOTAL NET ASSETS $58,395,293
                                                                                      ===========

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           50,000,000
  Outstanding                                                                             369,204
-------------------------------------------------------------------------------------------------
Class B:
  Authorized                                                                           25,000,000
  Outstanding                                                                             132,883
-------------------------------------------------------------------------------------------------
Class T:
  Authorized                                                                           75,000,000
  Outstanding                                                                           3,546,478
-------------------------------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share                                          $ 13.85
  Offering price per share:
   (Net assets value of $13.85 / 95%)                                                     $ 14.58
-------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                                            $ 13.32
-------------------------------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share                                          $ 14.52
  Offering price per share:
   (Net assets value of $14.52 / 94.25%)                                                  $ 15.41
-------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $8,775)                              $ 2,430,252
Interest                                                                             6,430
Interest from affiliated money market fund                                             694
                                                                              ------------
                                                      TOTAL INVESTMENT INCOME    2,437,376
                                                                              ------------
EXPENSES
Investment advisory fees                                                           420,622
Administrative service fees                                                        140,207
Professional fees                                                                   19,566
Custody and transaction fees                                                        14,151
Directors' fees and expenses                                                         9,968
Compliance expenses                                                                 11,977
Qualification fees
  Class A                                                                            5,867
  Class B                                                                            5,587
  Class T                                                                           13,335
Shareholder reporting expenses
  Class A                                                                            2,177
  Class B                                                                              878
  Class T                                                                           22,562
Distribution fees
  Class A                                                                           11,902
  Class B                                                                           14,228
Insurance expenses                                                                  29,730
Other Expenses                                                                          87
                                                                              ------------
                                                               TOTAL EXPENSES      722,844
                                                     LESS EXPENSES REIMBURSED      (24,305)
                                                                              ------------
                                                                 NET EXPENSES      698,539
                                                                              ------------
INVESTMENT INCOME--NET                                                           1,738,837
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                              (3,750,821)
  Change in unrealized depreciation of investments                             (13,816,547)
                                                                              ------------
NET LOSS ON INVESTMENTS                                                        (17,567,368)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(15,828,531)
                                                                              ============

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

                                                           YEAR ENDED AUGUST 31,
                                                       ----------------------------
                                                           2009             2008
                                                       ------------     -----------
DECREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                $ 1,738,837     $ 2,289,554
  Net realized gain (loss) on investments                (3,750,821)      5,110,151
  Change in unrealized depreciation of investments      (13,816,547)    (17,227,147)
                                                       ------------     -----------
  Net decrease in net assets resulting from operations  (15,828,531)     (9,827,442)
                                                       ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                               (165,164)       (217,885)
     Class B                                                (57,621)        (87,891)
     Class T                                             (1,660,242)     (2,091,434)
  Capital gains
     Class A                                               (389,113)       (544,666)
     Class B                                               (169,665)       (256,895)
     Class T                                             (3,947,193)     (4,643,731)
                                                       ------------     -----------
  Total distributions to shareholders                    (6,388,998)     (7,842,502)
                                                       ------------     -----------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                  (127,502)     (1,735,565)
  Class B                                                  (258,754)     (1,732,818)
  Class T                                                   668,936      (3,462,948)
                                                       ------------     -----------
  Total capital share transactions--net                     282,680      (6,931,331)
                                                       ------------     -----------
TOTAL DECREASE IN NET ASSETS                            (21,934,849)    (24,601,275)
NET ASSETS
  Beginning of year                                      80,330,142     104,931,417
                                                       ------------     -----------
  End of year                                          $ 58,395,293    $ 80,330,142
                                                       ============    ============
Undistributed Net Investment Income                       $ 269,583       $ 413,773
                                                       ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                                   CLASS A SHARES
                                                                 --------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                   2009      2008       2007      2006      2005
                                                                 -------- ---------- ---------- --------- ---------
Net asset value, beginning of year                               $ 19.26    $ 23.40    $ 23.12    $23.22    $22.11
Income (loss) from investment operations
  Investment income--net                                            0.40       0.48       0.64      0.45      0.35
  Net realized and unrealized gain (loss) on investments           (4.20)     (2.75)      1.71      1.70      1.68
                                                                 --------  --------    -------   -------   --------
     Total from investment operations                              (3.80)     (2.27)      2.35      2.15      2.03
Less distributions
  Investment income--net                                           (0.46)     (0.53)     (0.68)    (0.40)    (0.39)
  Capital gains                                                    (1.15)     (1.34)     (1.39)    (1.85)    (0.53)
                                                                 --------  --------    -------   -------   --------
     Total distributions                                           (1.61)     (1.87)     (2.07)    (2.25)    (0.92)
                                                                 --------  --------    -------   -------   --------
Net asset value, end of year                                     $ 13.85    $ 19.26    $ 23.40    $23.12    $23.22
                                                                 ========  ========    =======   =======   ========
Total return (1)                                                  (18.71)%   (10.34)%    10.31%     9.89%     9.25%
                                                                 ========  ========    =======   =======   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 5,113    $ 7,150    $10,524    $9,269    $9,088
Ratio of expenses with reimbursement to average net assets (2)     1.26%      1.26%      1.26%     1.26%     1.26%
Ratio of expenses without reimbursement to average net assets      1.59%      1.49%      1.43%     1.54%     1.50%
Ratio of net investment income to average net assets               3.09%      2.47%      2.57%     2.00%     1.53%
Portfolio turnover rate                                            6.07%     11.88%     11.40%    47.59%    18.45%

                                                                                   CLASS B SHARES
                                                                 --------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                   2009      2008       2007      2006      2005

Net asset value, beginning of year                               $ 18.58    $ 22.63     $22.33    $22.49    $21.46
Income (loss) from investment operations
  Investment income--net                                            0.22       0.15       0.40      0.29      0.23
  Net realized and unrealized gain (loss) on investments           (3.94)     (2.42)      1.84      1.69      1.61
                                                                 --------  --------    -------   -------   --------
     Total from investment operations                              (3.72)     (2.27)      2.24      1.98      1.84
Less distributions
  Investment income--net                                           (0.39)     (0.44)     (0.55)    (0.29)    (0.28)
  Capital gains                                                    (1.15)     (1.34)     (1.39)    (1.85)    (0.53)
                                                                 --------  --------    -------   -------   --------
     Total distributions                                           (1.54)     (1.78)     (1.94)    (2.14)    (0.81)
                                                                 --------  --------    -------   -------   --------
Net asset value, end of year                                     $ 13.32    $ 18.58     $22.63    $22.33    $22.49
                                                                 ========  ========    =======   =======   ========
Total return (1)                                                  (19.11)%   (10.72)%   10.20%     9.40%     8.64%
                                                                 ========  ========    =======   =======   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 1,770    $ 2,863     $5,373    $6,759     $7,744
Ratio of expenses with reimbursement to average net assets (2)     1.76%      1.76%      1.76%     1.76%      1.76%
Ratio of expenses without reimbursement to average net assets      2.26%      2.09%      1.95%     2.06%      2.05%
Ratio of net investment income to average net assets               2.62%      1.98%      2.09%     1.45%      1.04%
Portfolio turnover rate                                            6.07%     11.88%     11.40%    47.59%     18.45%

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B until December 31, 2009.


See notes to financial statements.

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                              CLASS T SHARES
                                                           ---------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                           ---------------------------------------------------
                                                             2009      2008       2007       2006       2005
                                                           -------    -------    -------    -------    -------
Net asset value, beginning of year                         $ 20.10    $ 24.40    $ 23.97    $ 23.97    $ 22.77
Income (loss) from investment operations
  Investment income--net                                      0.43       0.50       0.69       0.50       0.40
  Net realized and unrealized gain (loss) on investments     (4.39)     (2.95)      1.81       1.76       1.72
                                                           -------    -------    -------    -------    -------
     Total from investment operations                        (3.96)     (2.45)      2.50       2.26       2.12
Less distributions
  Investment income--net                                     (0.47)     (0.51)     (0.68)     (0.41)     (0.39)
  Capital gains                                              (1.15)     (1.34)     (1.39)     (1.85)     (0.53)
                                                           -------    -------    -------    -------    -------
     Total distributions                                     (1.62)     (1.85)     (2.07)     (2.26)     (0.92)
                                                           -------    -------    -------    -------    -------
Net asset value, end of year                               $ 14.52    $ 20.10    $ 24.40    $ 23.97    $ 23.97
                                                           =======    =======    =======    =======    =======
Total return (1)                                            (18.74)%   (10.35)%    10.60%     10.04%      9.35%
                                                           =======    =======    =======    =======    =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                    $51,512    $70,316    $89,034    $90,698    $95,744
Ratio of expenses with reimbursement to average net assets    1.24%      1.14%      1.12%      1.15%      1.14%
Ratio of net investment income to average net assets          3.13%      2.58%      2.72%      2.09%      1.66%
Portfolio turnover rate                                       6.07%     11.88%     11.40%     47.59%     18.45%

(1) Does not include the effect of sales charge


See notes to financial statements.

SM&R BALANCED FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, and John S. Maidlow, CFA, Co-Portfolio Managers, SM&R Balanced Fund

The SM&R Balanced Fund's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Fund seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments. As of the fiscal year end on August 31, 2009, the Fund's allocation was approximately 73% equities, 20% bonds and 7% cash equivalents(1). For the twelve months ended August 31st, the Fund's total return was -12.24%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Balanced Fund Index, was -8.32%. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of -18.1% while the bond portion returned 11.1% for the year. In comparison, the broad equity market, as measured by the S&P 500 Index, returned -18.3% for the same twelve months, and the Barclay's Capital Intermediate Government/Credit Index returned 6.8%.

The Fund's overweight position relative to the market in the Health Care and Telecommunication Services sectors boosted performance while its overweight in Financials negatively impacted performance. Underweights in Consumer Staples and Energy enhanced performance while its slight underweight in utilities proved a modest drag on performance. The Fund's holdings in the Energy and Health Care sectors during the year provided a significant improvement to performance. Conversely, stock selection in the Financials and Utilities sectors restrained performance. Standout performers for the year include Arris Group [+40%], The Travelers Cos. [+17%], JP Morgan Chase [+15%] and Wyeth [+13%]. The poorest performing holdings were Citigroup [-73%], Allied Capital [-71%], Seaspan Corp. [-68%] and United States Steel [-67%].

The markets took investors on a wild rollercoaster ride over the past year. Following the September bankruptcy of Lehman Brothers, the Federal government's takeover of mortgage guarantors Fannie Mae and Freddie Mac, the injection of hundreds of billions of dollars into banks and insurance companies, and the lending of tens of billions to Chrysler and General Motors, investors became extremely risk-averse. Yields on 30-day Treasury bills turned negative for a brief period of time as investors sought the safety of short-term government obligations. The equity markets sank to levels not seen since 1996, with the S&P 500 finally bottoming out in March. Then, believing that the economy had reached its nadir and that economic conditions were likely to begin to improve later this year, the Index rallied almost 50% through the end of August.

As the markets correctly forecast, the current recession appears to be easing after months of sharp contraction. Recent indicators of economic activity are pointing to an increasing probability that economic conditions are improving. Although unemployment continues to rise, the number of monthly initial jobless claims reported by the Commerce Department has been falling since January. Housing starts have increased since hitting a low of 479,000 units in April and an index of pending home sales rose for the sixth month in a row in July. However, there is reason to remain cautious on the economic outlook at this time. Structural changes in the economy, such as advances in technology, could lead to a recovery with less than normal job growth. Since the onset of the recession, many companies have learned that they can remain profitable, or even increase profits, with fewer workers.

Consensus earnings forecasts for the S&P 500 for 2009 are for earnings to decline 21% from last year. Earnings are projected to rise 27% next year as analysts and forecasters expect economic fundamentals to be improving throughout the year. The trailing twelve-month P/E ratio for the S&P 500 is a relatively high 17.3x, while the P/E for the next twelve months is 16.2x based on forecasted earnings. This compares to an historical long-term average P/E of about 15.5x. Given the current weak economic environment and the high level of uncertainty for corporate sales and profits over the next twelve months, equities appear to be relatively fully valued. Thus, we would not expect price/earnings multiples to expand significantly from these levels until there is greater clarity as to when economic conditions and corporate profits have bottomed and are set to improve. Based upon this outlook, we plan to continue our strategy of emphasizing equities with above-average expected total returns for long-term appreciation potential.

The Federal Reserve has finally begun to withdraw some of the extraordinary stimulus it injected into the financial system over the past two years by reducing its emergency liquidity actions. However, it does not appear that the Fed will begin raising interest rate targets soon, as the market expects the Fed to keep the Fed Funds rate in the current 0% - 0.25% range for the remainder of the year. If the economy stabilizes as expected later this year, the Fed will probably turn its attention to the possibly of rising inflation caused by the unprecedented recent fiscal and monetary stimulus. When that occurs, the Fed will likely begin gradually increasing target rates in order to remove excess liquidity from the financial system and reduce the threat of inflation. In the meantime, we continue to focus on quality in our fixed income holdings, which carry an average "A-" rating with a conservative 2.9 average year duration.

2009 marked the second consecutive year of negative returns for both the Fund and the equity markets. Clearly, neither we at SM&R nor investors in the Fund are satisfied with less than positive returns. Although these past two years have been difficult, we believe the Fund's strategy will provide an attractive total return over the long-term for conservative investors. Our investment strategy is to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. Thus, we believe the Fund will provide an attractive total return over the long-term for conservative investors seeking both capital appreciation and current income. This strategy should make the Fund a core holding for many investors.

(1) Bonds and Cash Equivalents are both considered fixed income investments.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R BALANCED FUND
-------------------------------------------------------------------------------

MANAGER DISCUSSION, CONTINUED

  ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

             SM&R
            Balanced            Lipper Balanced
             Fund      S&P 500     Fund Index
9/1/1999      9,426     10,000       10,000
8/31/2000    11,320     16,264       11,204
8/31/2001     9,975     12,298       10,332
8/31/2002     9,370     10,085        9,431
8/31/2003    10,021     11,302       10,379
8/31/2004    10,918     12,596       11,323
8/31/2005    11,548     14,178       12,597
8/31/2006    12,102     15,437       13,467
8/31/2007    13,467     17,774       15,038
8/31/2008    12,372     15,794       14,199
8/31/2009    10,858      9,233       13,018

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

----------------------------------------------
           AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge through 8/31/09.
Inception date of these classes is 01/01/99.
                     ONE        FIVE     TEN
                     YEAR       YEAR    YEAR
Class A            -16.56%     -1.16%   0.79%
Class B            -17.14%     -0.84%   0.76%
----------------------------------------------

----------------------------------------------
          AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge of 5.75% through
8/31/09 for Class T shares.
----------------------------------------------
  10 YEAR                                 0.83%
  5 YEAR                                 -1.29%
  1 YEAR                                -17.27%
----------------------------------------------

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
 9.24%   Consumer Discretionary
10.47%   Consumer Staples
 8.84%   Energy
20.86%   Financials
 9.90%   Health Care
10.14%   Industrials
13.54%   Information Technology
 4.48%   Materials
 6.70%   Miscellaneous
 2.93%   Telecommunication Services
 0.11%   U S Government
 2.79%   Utilities

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R BALANCED FUND

COMMON STOCKS
                                             SHARES     VALUE
CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.19%
McDonald's Corp.                              2,500 $ 140,600
Starwood Hotels & Resorts Worldwide, Inc.     3,000    89,340
Wyndham Worldwide Corp.                       1,020    15,453
                                                    ---------
                                                      245,393
HOUSEHOLD DURABLES--0.93%
Newell Rubbermaid Inc.                        3,800    52,896
Stanley Works (The)                           3,400   139,162
                                                    ---------
                                                      192,058
MEDIA--1.10%
CBS Corp. (Class B)                           2,000    20,700
Viacom Inc. (Class B) *                       2,000    50,080
Walt Disney Co. (The)                         6,000   156,240
                                                    ---------
                                                      227,020
MULTILINE RETAIL--1.53%
J.C. Penney Co., Inc.                         4,025   120,911
Target Corp.                                  4,150   195,050
                                                    ---------
                                                      315,961
SPECIALTY RETAIL--2.39%
Best Buy Co., Inc.                            3,000   108,840
Foot Locker, Inc.                             3,000    31,980
Limited Brands, Inc.                          7,600   113,392
Lowe's Companies, Inc.                        5,800   124,700
TJX Companies, Inc. (The)                     3,200   115,040
                                                    ---------
                                                      493,952
                                                    ---------
               TOTAL CONSUMER DISCRETIONARY--7.14%  1,474,384
                                                    ---------
CONSUMER STAPLES--
BEVERAGES--1.60%
Coca-Cola Co. (The)                           3,500   170,695
PepsiCo, Inc.                                 2,800   158,676
                                                    ---------
                                                      329,371
FOOD PRODUCTS--1.05%
ConAgra Foods, Inc.                           2,050    42,087
H.J. Heinz Co.                                2,825   108,763
McCormick & Co., Inc. (c)                     2,000    65,140
                                                    ---------
                                                      215,990
FOOD & STAPLES RETAILING--1.77%
CVS Caremark Corp.                            3,000   112,560
SUPERVALU, INC.                               3,475    49,866
Wal-Mart Stores, Inc.                         4,000   203,480
                                                    ---------
                                                      365,906
HOUSEHOLD PRODUCTS--2.39%
Colgate-Palmolive Co.                         1,475   107,233
Kimberly-Clark Corp.                          2,200   133,012
Procter & Gamble Co. (The)                    4,700   254,317
                                                    ---------
                                                      494,562
PERSONAL PRODUCTS--0.70%
Alberto-Culver Co.                            1,800    47,502
Avon Products, Inc.                           3,050    97,203
                                                    ---------
                                                      144,705
TOBACCO--0.45%
Philip Morris International Inc.              2,050    93,705
                                                    ---------
                      TOTAL CONSUMER STAPLES--7.96% 1,644,239
                                                    ---------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.81%
Oceaneering International, Inc. *             1,500  $ 78,255
Schlumberger Ltd.                             2,200   123,640
Transocean Ltd. *                               900    68,256
Weatherford International Ltd. *              5,200   103,740
                                                    ---------
                                                      373,891
OIL, GAS & CONSUMABLE FUELS--6.98%
Anadarko Petroleum Corp.                      4,000   211,480
BP PLC ADR                                    3,500   180,075
Chevron Corp.                                 3,051   213,387
Exxon Mobil Corp.                             9,000   622,350
Royal Dutch Shell PLC                         3,000   166,410
Spectra Energy Corp.                          2,525    47,520
                                                    ---------
                                                    1,441,222
                                                    ---------
                                TOTAL ENERGY--8.79% 1,815,113
                                                    ---------
FINANCIALS--
CAPITAL MARKETS--2.18%
Allied Capital Corp.                          3,400    10,200
Charles Schwab Corp. (The)                    5,600   101,136
Goldman Sachs Group, Inc. (The)                 700   115,822
Morgan Stanley                                5,000   144,800
State Street Corp.                            1,500    78,720
                                                    ---------
                                                      450,678
COMMERCIAL BANKS--1.80%
PNC Financial Services Group, Inc.            3,000   127,770
U.S. Bancorp                                  5,000   113,100
Wells Fargo & Co.                             4,716   129,784
                                                    ---------
                                                      370,654
CONSUMER FINANCE--0.20%
Discover Financial Services                   3,000    41,250
DIVERSIFIED FINANCIAL SERVICES--2.57%
Bank of America Corp.                        10,000   175,900
Citigroup Inc.                               14,500    72,500
JPMorgan Chase & Co.                          6,500   282,490
                                                    ---------
                                                      530,890
INSURANCE--3.68%
Allstate Corp. (The)                          2,300    67,597
Aspen Insurance Holdings Ltd.                 4,125   104,775
Hartford Financial Services Group,
 Inc. (The)                                   1,375    32,615
Principal Financial Group, Inc.               3,850   109,340
Prudential Financial, Inc.                    3,000   151,740
RenaissanceRe Holdings Ltd.                   1,700    92,565
Travelers Companies, Inc. (The)               4,000   201,680
                                                    ---------
                                                      760,312
REAL ESTATE INVESTMENT TRUSTS--0.11%
Host Hotels & Resorts Inc.                    2,265    22,582
                                                    ---------
                           TOTAL FINANCIALS--10.54% 2,176,366
                                                    ---------
HEALTH CARE--
BIOTECHNOLOGY--1.71%
Amgen Inc. *                                  1,300    77,662
Celgene Corp. *                               2,575   134,338
Genzyme Corp. *                               1,300    72,423
Gilead Sciences, Inc. *                       1,500    67,590
                                                    ---------
                                                      352,013

COMMON STOCKS

                                               SHARES     VALUE
HEALTH CARE PROVIDERS & SERVICES--1.10%
DaVita, Inc. *                                    925  $ 47,832
Patterson Companies Inc. *                      1,500    40,845
UnitedHealth Group Inc.                         2,050    57,400
WellPoint Inc. *                                1,550    81,917
                                                      ---------
                                                        227,994
HEALTH EQUIPMENT & SUPPLIES--0.81%
Covidien PLC                                      900    35,613
Hologic, Inc. *                                 1,750    28,788
Varian Medical Systems, Inc. *                  1,300    55,991
Zimmer Holdings, Inc. *                         1,000    47,350
                                                      ---------
                                                        167,742
LIFE SCIENCES TOOLS & SERVICES--0.33%
Thermo Fisher Scientific, Inc. *                1,525    68,945
PHARMACEUTICALS--5.89%
Abbott Laboratories                             2,500   113,075
Eli Lilly & Co.                                 3,850   128,821
Endo Pharmaceuticals Holdings Inc. *            1,750    39,497
Johnson & Johnson                               5,000   302,200
Merck & Co. Inc.                                5,300   171,879
Pfizer Inc.                                    15,000   250,500
Wyeth                                           4,400   210,540
                                                      ---------
                                                      1,216,512
                                                      ---------
                             TOTAL HEALTH CARE--9.84% 2,033,206
                                                      ---------
INDUSTRIALS--
AEROSPACE & DEFENSE--2.61%
Boeing Co. (The)                                2,075   103,065
General Dynamics Corp.                          1,300    76,947
Goodrich Corp.                                  1,700    93,772
L-3 Communications Holdings, Inc.                 900    66,960
Northrop Grumman Corp.                          1,200    58,572
Rockwell Collins, Inc.                          1,225    56,399
United Technologies Corp.                       1,400    83,104
                                                      ---------
                                                        538,819
AIR FREIGHT & LOGISTICS--0.75%
FedEx Corp.                                       875    60,121
United Parcel Services, Inc. (Class B)          1,775    94,892
                                                      ---------
                                                        155,013
COMMERCIAL SERVICES & SUPPLIES--0.19%
Pitney Bowes Inc.                               1,725    38,554
INDUSTRIAL CONGLOMERATES--2.14%
3M Co.                                          1,925   138,792
General Electric Co.                           19,750   274,525
Tyco International Ltd.                           900    28,521
                                                      ---------
                                                        441,838
MACHINERY--1.33%
Barnes Group Inc.                               2,000    29,380
Caterpillar Inc.                                1,100    49,841
Danaher Corp.                                   1,000    60,710
Illinois Tool Works Inc.                        1,800    75,276
Ingersoll-Rand Co. Ltd (Class A)                1,900    58,691
                                                      ---------
                                                        273,898
MARINE--0.07%
Seaspan Corp.                                   2,250    15,232

ROAD & RAIL--0.38%
Burlington Northern Santa Fe Corp.                950  $ 78,869
                                                      ---------
                             TOTAL INDUSTRIALS--7.47% 1,542,223
                                                      ---------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--3.58%
Arris Group Inc. *                              6,500    86,190
Cisco Systems, Inc. *                          10,225   220,860
Harris Corp.                                    2,300    79,879
Motorola, Inc.                                  6,200    44,516
Nokia ADR                                       6,500    91,065
QUALCOMM Inc.                                   3,000   139,260
Research In Motion Ltd. *                       1,050    76,713
                                                      ---------
                                                        738,483
COMPUTERS & PERIPHERALS--4.05%
Apple Inc. *                                    1,500   252,315
EMC Corp. *                                     6,000    95,400
Hewlett-Packard Co.                             4,500   202,005
International Business Machines Corp.           2,425   286,271
                                                      ---------
                                                        835,991
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.51%
Agilent Technologies, Inc. *                    2,000    51,360
Tyco Electronics Ltd.                           2,400    54,768
                                                      ---------
                                                        106,128
INFORMATION TECHNOLOGY SERVICES--0.40%
Amdocs Ltd. *                                   1,550    37,696
Global Payments Inc.                            1,075    45,623
                                                      ---------
                                                         83,319
INTERNET SOFTWARE & SERVICES--0.16%
Akamai Technologies, Inc. *                     1,900    33,516
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.75%
Intel Corp.                                    11,000   223,520
Linear Technology Corp.                         2,000    53,140
Texas Instruments Inc.                          3,400    83,606
                                                      ---------
                                                        360,266
SOFTWARE--3.01%
Electronic Arts Inc. *                          1,500    27,330
Microsoft Corp.                                17,000   419,050
Oracle Corp.                                    8,000   174,960
                                                      ---------
                                                        621,340
                                                      ---------
              TOTAL INFORMATION TECHNOLOGY--13.46%    2,779,043
                                                      ---------
MATERIALS--
CHEMICALS--1.71%
E. I. du Pont de Nemours and Co.                1,550    49,492
International Flavors & Fragrances Inc.           900    32,058
Monsanto Co.                                      875    73,395
PPG Industries, Inc.                              900    49,860
Praxair, Inc.                                     675    51,719
Sensient Technologies Corp.                     3,700    96,459
                                                      ---------
                                                        352,983
METALS & MINING--0.19%
Nucor Corp.                                       700    31,178
United States Steel Corp.                         200     8,756
                                                      ---------
                                                         39,934

COMMON STOCKS

                                                   SHARES       VALUE
PAPER & FOREST PRODUCTS--0.11%
MeadWestvaco Corp.                                  1,000      $ 21,950
                                                             ----------
                               TOTAL MATERIALS--2.01%           414,867
                                                             ----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.54%
AT&T Inc.                                          11,325       295,016
Verizon Communications Inc.                         5,450       169,168
Windstream Corp.                                    7,100        60,847
                                                             ----------
                                                                525,031
WIRELESS TELECOMMUNICATION SERVICES--0.37%
American Tower Corp. (Class A) *                    1,250        39,562
Rogers Communications, Inc.                         1,300        35,789
                                                             ----------
                                                                 75,351
                                                             ----------
          TOTAL TELECOMMUNICATION SERVICES--2.91%               600,382
                                                             ----------
UTILITIES--
ELECTRIC UTILITIES--2.15%
Allegheny Energy, Inc.                              1,600        42,256
Ameren Corp.                                        3,000        80,910
CenterPoint Energy, Inc.                            2,000        24,800
Duke Energy Corp.                                   2,000        30,980
Exelon Corp.                                        1,400        70,028
FPL Group, Inc.                                     1,100        61,798
NRG Energy, Inc. *                                  1,250        33,563
PPL Corp.                                             925        27,195
Southern Co.                                        2,300        71,760
                                                             ----------
                                                                443,290
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.46%
Constellation Energy Group Inc.                     3,000        94,950
MULTI-UTILITIES--0.16%
Sempra Energy                                         675        33,865
                                                             ----------
                                 TOTAL UTILITIES--2.77%         572,105
                                                             ----------
                         TOTAL COMMON STOCK--72.89%
                                       (Cost $16,522,377)    15,051,928
                                                             ----------

                                                    FACE
                                                   AMOUNT
U S GOVERNMENT AGENCY SECURITIES--
U S GOVERNMENT AGENCY SECURITIES--0.11%
Federal Home Loan Mortgage Corp.,
 Pool #284839, 8.50%, 01/01/17                    $ 2,642         2,861
Federal National Mortgage Association,
 Pool #048974, 8.00%, 06/01/17                     18,773        20,352
                                                             ----------
                                                                 23,213
                                                             ----------
     TOTAL US GOVERNMENT AGENCY SECURITIES--0.11%
                                            (Cost $21,255)       23,213
                                                             ----------
CORPORATE BONDS
CONSUMER DISCRETIONARY--
DIVERSIFIED CONSUMER SERVICES--2.05%
Hertz Corp., 7.40%, 03/01/11                      455,000       423,150
                                                             ----------
               TOTAL CONSUMER DISCRETIONARY--2.05%              423,150
                                                             ----------

CORPORATE BONDS

                                                        FACE
                                                       AMOUNT     VALUE
CONSUMER STAPLES--
PERSONAL PRODUCTS--2.45%
Avon Products, Inc., 7.15%, 11/15/09 (b)            $ 500,000   $ 505,792
                                                              -----------
                      TOTAL CONSUMER STAPLES--2.45%               505,792
                                                              -----------
FINANCIALS--
CAPITAL MARKETS--4.92%
Ameriprise Financial, Inc., 5.65%, 11/15/15           500,000     490,077
Goldman Sachs Group (The), 5.30%, 02/14/12            500,000     526,750
                                                              -----------
                                                                1,016,827
DIVERSIFIED FINANCIAL SERVICES --1.71%
General Electric Capital Corp., 3.75%, 12/15/09 (b)   350,000     352,674
INSURANCE--2.49%
Mony Group Inc. (The), 8.35%, 03/15/10 (b)            500,000     514,176
THRIFTS & MORTGAGE FINANCE--1.08%
Washington Mutual, Inc., 4.20%, 01/15/10 (b)          250,000     222,500
                                                              -----------
                             TOTAL FINANCIALS--10.20%           2,106,177
                                                              -----------
INDUSTRIALS--
ELECTRICAL EQUIPMENT--2.61%
Emerson Electric Co., 5.25%, 10/15/18                 500,000     539,795
                                                              -----------
                             TOTAL INDUSTRIALS--2.61%             539,795
                                                              -----------
MATERIALS--
CONSTRUCTION MATERIALS--2.45%
Vulcan Materials, 6.40%, 11/30/17                     500,000     504,953
                                                              -----------
                               TOTAL MATERIALS--2.45%             504,953
                                                              -----------
                      TOTAL CORPORATE BONDS--19.76%
                                        (Cost $4,006,905)       4,079,867
                                                              -----------
MONEY MARKET FUND                                      SHARES
SM&R Money Market Fund, 0.00% (a)                   1,376,232   1,376,232
                                                              -----------
                    TOTAL MONEY MARKET FUND--6.67%
                                        (Cost $1,376,232)       1,376,232
                                                              -----------
                           TOTAL INVESTMENTS--99.43%
                                       (Cost $21,926,769)      20,531,240
      CASH AND OTHER ASSETS, LESS LIABILITIES--0.57%              118,467
                                                              -----------
                                   NET ASSETS--100.00%        $20,649,707
                                                              ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2009. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Balanced Fund are affiliated by having the same investment adviser.

(b) Long term obligations that will mature in less than one year.

(c) Non-voting shares


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009
-------------------------------------------------------------------------------
SM&R BALANCED FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $20,550,537)                   $19,155,008
Investment in affiliated money market fund (Cost $1,376,232)                            1,376,232
                                                                                      -----------
  Total investments (Cost $21,926,769)                                                 20,531,240
Prepaid expenses                                                                           19,083
Receivable for:
  Investment securities sold                                                                   90
  Capital stock sold                                                                        2,506
  Dividends                                                                                43,960
  Interest                                                                                 77,103
  Expense reimbursement                                                                     8,358
Other assets                                                                               15,158
                                                                                      -----------
                                                                         TOTAL ASSETS  20,697,498
                                                                                      -----------
LIABILITIES
Payable to investment adviser for fund expenses                                            17,038
Accrued:
  Investment advisory fees                                                                 13,020
  Administrative service fees                                                               4,340
  Distribution fees                                                                         3,413
Other liabilities                                                                           9,980
                                                                                      -----------
                                                                    TOTAL LIABILITIES      47,791
                                                                                      -----------
                                                                           NET ASSETS $20,649,707
                                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             22,856,565
Undistributed net investment income                                                        66,803
Accumulated net realized loss on investments                                             (878,132)
Net unrealized depreciation of investments                                             (1,395,529)
                                                                                      -----------
                                                                           NET ASSETS $20,649,707
                                                                                      ===========
NET ASSETS:
Class A                                                                                 2,768,293
-------------------------------------------------------------------------------------------------
Class B                                                                                   909,401
-------------------------------------------------------------------------------------------------
Class T                                                                                16,972,013
-------------------------------------------------------------------------------------------------
                                                                     TOTAL NET ASSETS $20,649,707
                                                                                      ===========
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           50,000,000
  Outstanding                                                                             211,218
-------------------------------------------------------------------------------------------------
Class B:
  Authorized                                                                           25,000,000
  Outstanding                                                                              68,615
-------------------------------------------------------------------------------------------------
Class T:
  Authorized                                                                           25,000,000
  Outstanding                                                                           1,241,946
-------------------------------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share                                          $ 13.11
  Offering price per share:
   (Net assets value of $13.11 / 95%)                                                     $ 13.80
-------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                                            $ 13.25
-------------------------------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share                                          $ 13.67
  Offering price per share:
   (Net assets value of $13.67 / 94.25%)                                                  $ 14.50
-------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R BALANCED FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $2,271)                               $ 405,145
Interest                                                                          318,253
Interest from affiliated money market fund                                            331
                                                                              -----------
                                                      TOTAL INVESTMENT INCOME     723,729
                                                                              -----------
EXPENSES
Investment advisory fees                                                          143,621
Administrative service fees                                                        47,873
Professional fees                                                                   8,854
Custody and transaction fees                                                       11,396
Directors' fees and expenses                                                        9,973
Compliance expenses                                                                 4,098
Qualification fees
  Class A                                                                           5,406
  Class B                                                                           4,071
  Class T                                                                          12,143
Shareholder reporting expenses
  Class A                                                                             887
  Class B                                                                             328
  Class T                                                                           5,512
Distribution fees
  Class A                                                                           6,401
  Class B                                                                           6,825
Insurance expenses                                                                  9,335
Other Expenses                                                                         82
                                                                              -----------
                                                               TOTAL EXPENSES     276,805
                                                     LESS EXPENSES REIMBURSED     (32,733)
                                                                              -----------
                                                                 NET EXPENSES     244,072
                                                                              -----------
INVESTMENT INCOME--NET                                                            479,657
                                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                               (878,129)
  Change in unrealized depreciation of investments                             (2,793,131)
                                                                              -----------
NET LOSS ON INVESTMENTS                                                        (3,671,260)
                                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(3,191,603)
                                                                              ===========

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R BALANCED FUND

                                                           YEAR ENDED AUGUST 31,
                                                       -----------------------------
                                                            2009           2008
                                                       -------------- --------------
DECREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                 $ 479,657      $ 507,741
  Net realized gain (loss) on investments                 (878,129)     1,242,751
  Change in unrealized depreciation of investments      (2,793,131)    (3,968,875)
                                                       -----------    -----------
  Net decrease in net assets resulting from operations  (3,191,603)    (2,218,383)
                                                       -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                               (69,576)       (67,234)
     Class B                                               (20,312)       (21,861)
     Class T                                              (418,878)      (426,224)
  Capital gains
     Class A                                              (143,495)       (62,795)
     Class B                                               (49,091)       (28,506)
     Class T                                              (828,203)      (403,880)
                                                       -----------    -----------
  Total distributions to shareholders                   (1,529,555)    (1,010,500)
                                                       -----------    -----------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                  241,152       (815,659)
  Class B                                                  (85,747)      (770,842)
  Class T                                                  539,107       (706,435)
                                                       -----------    -----------
  Total capital share transactions--net                    694,512     (2,292,936)
                                                       -----------    -----------
TOTAL DECREASE IN NET ASSETS                            (4,026,646)    (5,521,819)
NET ASSETS
  Beginning of year                                     24,676,353     30,198,172
                                                       -----------    -----------
  End of year                                          $20,649,707    $24,676,353
                                                       ===========    ===========
Undistributed Net Investment Income                       $ 66,803       $ 95,912
                                                       ===========    ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                                               CLASS A SHARES
                                                             -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                             -----------------------------------------------
                                                               2009     2008       2007      2006      2005
                                                             -------- ---------  -------    ------    ------
     Net asset value, beginning of year                      $ 16.28    $18.37    $17.91    $18.19    $17.60
     Income (loss) from investment operations
       Investment income--net                                   0.32      0.29      0.36      0.32      0.35
       Net realized and unrealized gain (loss) on
         investments                                           (2.45)    (1.72)     1.57      0.50      0.65
                                                             -------    ------    ------    ------    ------
          Total from investment operations                     (2.13)    (1.43)     1.93      0.82      1.00
     Less distributions
       Investment income--net                                  (0.34)    (0.33)    (0.37)    (0.31)    (0.35)
       Capital gains                                           (0.70)    (0.33)    (1.10)    (0.79)    (0.06)
                                                             -------    ------    ------    ------    ------
          Total distributions                                  (1.04)    (0.66)    (1.47)    (1.10)    (0.41)
                                                             -------    ------    ------    ------    ------
     Net asset value, end of year                            $ 13.11    $16.28    $18.37    $17.91    $18.19
                                                             =======    ======    ======    ======    ======
     Total return (1)                                         (12.15)%   (8.01)%   11.09%     4.65%     5.73%
                                                             =======    ======    ======    ======    ======
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                 $ 2,768    $3,174    $4,376    $4,430    $5,030
     Ratio of expenses with reimbursement to average
       net assets (2)                                           1.30%     1.30%     1.30%     1.30%     1.30%
     Ratio of expenses without reimbursement to average net
        assets                                                  1.74%     1.67%     1.54%     1.71%     1.73%
     Ratio of net investment income to average net assets       2.49%     1.88%     1.93%     1.90%     1.85%
     Portfolio turnover rate                                   10.71%    19.79%     8.35%    21.82%    23.18%

                                                                                CLASS B SHARES
                                                             -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                             -----------------------------------------------
                                                               2009     2008       2007      2006      2005
                                                             -------- ---------  -------    ------    ------
     Net asset value, beginning of year                      $ 16.47    $18.56    $18.08    $18.37    $17.78
     Income (loss) from investment operations
       Investment income--net                                   0.21      0.09      0.21      0.24      0.25
       Net realized and unrealized gain (loss) on
          investments                                          (2.45)    (1.63)     1.67      0.51      0.66
                                                             -------    ------    ------    ------    ------
          Total from investment operations                     (2.24)    (1.54)     1.88      0.75      0.91
     Less distributions
       Investment income--net                                  (0.28)    (0.22)    (0.30)    (0.25)    (0.26)
       Capital gains                                           (0.70)    (0.33)    (1.10)    (0.79)    (0.06)
                                                             -------    ------    ------    ------    ------
          Total distributions                                  (0.98)    (0.55)    (1.40)    (1.04)    (0.32)
                                                             -------    ------    ------    ------    ------
     Net asset value, end of year                            $ 13.25    $16.47    $18.56    $18.08    $18.37
                                                             =======    ======    ======    ======    ======
     Total return (1)                                         (12.77)%   (8.48)%   10.70%     4.20%     5.15%
                                                             =======    ======    ======    ======    ======
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                   $ 909    $1,235    $2,171    $2,772    $3,095
     Ratio of expenses with reimbursement to average net
       assets (2)                                               1.80%     1.80%     1.80%     1.80%     1.80%
     Ratio of expenses without reimbursement to average net
        assets                                                  2.48%     2.31%     2.07%     2.24%     2.23%
     Ratio of net investment income to average net assets       2.00%     1.38%     1.43%     1.40%     1.36%
     Portfolio turnover rate                                   10.71%    19.79%     8.35%    21.82%    23.18%

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B until December 31, 2009.


See notes to financial statements.

-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                                                  CLASS T SHARES
                                                              -------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                                 2009       2008       2007       2006       2005
                                                              ---------- ---------- ----------- ---------- ----------
Net asset value, beginning of year                            $ 16.94    $ 19.13     $ 18.60    $ 18.85    $ 18.21
Income (loss) from investment operations
  Investment income--net                                         0.33       0.35        0.39       0.36       0.36
  Net realized and unrealized gain (loss) on investments        (2.55)     (1.86)       1.65       0.51       0.68
                                                              ---------- ---------- ----------- ---------- ----------
     Total from investment operations                           (2.22)     (1.51)       2.04       0.87       1.04
Less distributions
  Investment income--net                                        (0.35)     (0.35)      (0.41)     (0.33)     (0.34)
  Capital gains                                                 (0.70)     (0.33)      (1.10)     (0.79)     (0.06)
                                                              ---------- ---------- ----------- ---------- ----------
     Total distributions                                        (1.05)     (0.68)      (1.51)     (1.12)     (0.40)
                                                              ---------- ---------- ----------- ---------- ----------
Net asset value, end of year                                  $ 13.67    $ 16.94     $ 19.13    $ 18.60    $ 18.85
                                                              ========== ========== =========== ========== ==========
Total return (1)                                               (12.24)%    (8.13)%     11.28%      4.79%      5.77%
                                                              ========== ========== =========== ========== ==========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                       $16,972    $20,267     $23,651    $22,373    $22,798
Ratio of expenses with reimbursement to average net assets       1.25%      1.24%       1.20%      1.25%      1.24%
Ratio of expenses without reimbursement to average net assets    1.35%      1.24%       1.20%      1.29%      1.24%
Ratio of net investment income to average net assets             2.54%      1.93%       2.02%      1.95%      1.92%
Portfolio turnover rate                                         10.71%     19.79%       8.35%     21.82%     23.18%

(1) Does not include the effect of sales charge


See notes to financial statements.

SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Government Bond Fund

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2009, the Fund has provided a total return of 4.94% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2009 was -0.52%, before sales charges (but after other expenses) to Class T investors at net asset value. The Fund has a market-weighted average coupon of 4.01% and a modified duration of
2.26 years.

Over the past twelve months the U.S. economy has probably been spoken of, in more quarters, by more people of various backgrounds and experiences, than perhaps at any time since the Great Depression. This was clearly not your dad's recession; it leaned more toward your granddad's depression.

One year ago, in the midst of a real estate depression and on the heels of oil prices that had soared past $140 per barrel, as unbelievable as it now sounds, there were many strong voices, Fed Governors among them, still concerned about inflation. Things would soon change.

By early September, Lehman Brothers was very publicly in trouble and looking at options, from asset sales to pre-packaged bankruptcy to a government bailout. The week of September 15, 2008 was one that the financial world will not soon forget, as Lehman Brothers filed for bankruptcy protection, and the U.S. Government essentially became the owner of insurance giant AIG, with all this on the heels of the government takeover of Fannie Mae and Freddie Mac the previous week. Credit markets around the world were seizing, and there were legitimate worries about the fundamental functioning of the world's financial systems.

In obvious response, equity and corporate debt markets were pummeled, interest rate spreads over Treasuries gapped up and the owners of equities around the world experienced dramatic losses in issues of all kinds. Many have compared the ferocity of declines in the corporate credit markets to that of the Great Depression.

In response to growing fears regarding financial companies and the credit markets worldwide, the U.S. Treasury Department unveiled a money market guarantee program in late September of 2008, which would soon be followed by the much discussed Troubled Asset Recovery Plan, or T.A.R.P., originally aimed at removing "toxic" assets from the balance sheets of our largest financial institutions.

To amplify all of this, a presidential election campaign was underway, and these and other economic issues were bantered about constantly in our 24 hour news cycle world. The National Bureau of Economic Research announced in November that the country had been in recession since December of 2007, and job losses were already in the headlines.

As 2009 got underway, a new administration was not only focused on transition, but delivering solutions to get the economy back from the brink. Unfortunately, the worst was yet to come, as payroll numbers worsened dramatically over the first several months of the year, taking consumer confidence and spending down with them.

The Obama administration responded with a $787 billion stimulus program, but consumers had already begun down a path toward debt reduction, as evidenced by a dramatically rising savings rate, so the economy's long faithful supporters, the U.S. consumer, chose to conserve rather than consume, leading to the third and fourth straight quarter of contracting U.S. Gross Domestic Product.

However, the summer months brought with them some better news on the economic front, as job losses slowed and many economic reports, from housing to consumer confidence to durable goods orders, began to show slight improvements, leading many to believe the recession was either ending or soon would begin winding down.

At SM&R, we are anticipating a mild recovery into the end of 2009 and look for a more self-sustaining economic development--indicating the government can begin withdrawing their easy money policies--as we move through 2010.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

 ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GOVERNMENT BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL U.S. GOVERNMENT
                                 FUND INDEX

        SM&R Government    Lipper General US
           Bond Fund      Government Fund Index
9/1/1999      9,548               10,000
8/31/2000    10,079               10,711
8/31/2001    11,279               11,916
8/31/2002    11,964               12,899
8/31/2003    12,259               13,112
8/31/2004    12,645               13,779
8/31/2005    12,877               14,285
8/31/2006    13,089               14,457
8/31/2007    13,765               15,100
8/31/2008    14,576               15,889
8/31/2009    15,296               17,026

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

----------------------------------------------
           AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge through 8/31/09.
Inception date of these classes is 01/01/99.
----------------------------------------------
                      ONE     FIVE       TEN
                     YEAR     YEAR       YEAR
----------------------------------------------
Class A             -0.07%    2.87%     4.21%
Class B              1.31%    3.38%     4.21%
----------------------------------------------

----------------------------------------------
         AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge of 4.5% through
8/31/09 for Class T shares.
----------------------------------------------
  10 YEAR                                4.34%
  5 YEAR                                 2.93%
  1 YEAR                                 0.18%
----------------------------------------------

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
 4.85%  Financials
 4.15%  Industrials
 3.10%  Materials
 0.29%  Miscellaneous
82.68%  U S Government
 4.93%  Utilities

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

CORPORATE BONDS

                                                       INTEREST/
                                           MATURITY     STATED     FACE
                                             DATE       RATE(%)   AMOUNT                          VALUE
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--1.56%
MBNA Master Credit Card Trust              02/15/12     7.000     $ 500,000                        $ 501,184
                                                                                                  ----------
                                                                       TOTAL FINANCIALS--1.56%       501,184
                                                                                                  ----------
MATERIALS--
METALS & MINING--3.07%
Carpenter Technology Corp.                 05/15/13     6.625                        1,000,000       990,477
                                                                                                  ----------
                                                                        TOTAL MATERIALS--3.07%       990,477
                                                                                                  ----------
                                                                  TOTAL CORPORATE BONDS--4.63%
                                                                              (Cost $1,505,021)    1,491,661
                                                                                                  ----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--23.55%
Federal Home Loan Mortgage Corp.           11/15/13     4.875                        1,000,000     1,098,942
Federal National Mortgage Assoc.           12/15/10     4.750                        1,900,000     2,002,361
Federal National Mortgage Assoc.           02/01/11     6.250                        1,850,000     1,961,228
Federal National Mortgage Assoc.           03/15/11     5.500                        1,300,000     1,393,687
Federal National Mortgage Assoc. (b)       02/15/10     3.875                        1,100,000     1,117,654
Private Export Funding Corp. (b)           01/15/10     7.200                           15,000        15,381
                                                                                                  ----------
                                                                                                   7,589,253
U S GOVERNMENT SECURITIES--44.84%
U S Treasury Bond                          05/15/16     7.250                          800,000     1,009,750
U S Treasury Bond                          05/15/17     8.750                        2,375,000     3,265,995
U S Treasury Note                          08/31/11     4.625                        1,500,000     1,607,812
U S Treasury Note                          10/31/11     4.625                        2,500,000     2,688,867
U S Treasury Note                          11/15/12     4.000                        2,000,000     2,153,282
U S Treasury Note                          05/15/14     4.750                        1,319,000     1,465,636
U S Treasury Note                          02/15/15     4.000                          600,000       643,547
U S Treasury Note                          05/15/15     4.125                        1,500,000     1,617,774
                                                                                                  ----------
                                                                                                  14,452,663
                                                                                                  ----------
                             TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--68.39%
                                                                            (Cost $20,645,653)    22,041,916
                                                                                                  ----------
COMMERCIAL PAPER
FINANCIALS--
CAPITAL MARKETS--3.26%
General Re Corp.                           09/09/09     0.190                       1,050,000      1,049,956
                                                                                                  ----------
                                                                      TOTAL FINANCIALS--3.26%      1,049,956
                                                                                                  ----------
INDUSTRIALS--
ELECTRICAL EQUIPMENT--4.11%
Sharp Electronics Corp.                    09/03/09     0.250                       1,325,000      1,324,982
                                                                                                  ----------
                                                                     TOTAL INDUSTRIALS--4.11%      1,324,982
                                                                                                  ----------
UTILITIES--
ELECTRIC UTILITIES--4.88%
General Electric Co.                       09/21/09     0.210                       1,575,000      1,574,816
                                                                                                  ----------
                                                                       TOTAL UTILITIES--4.88%      1,574,816
                                                                                                  ----------
                                                               TOTAL COMMERCIAL PAPER--12.25%
                                                                            (Cost $3,949,754)      3,949,754
                                                                                                  ----------

See notes to financial statements.

US GOVERNMENT AGENCY SHORT-TERM                        INTEREST/
OBLIGATIONS                                MATURITY     STATED                 FACE
                                             DATE        RATE(%)              AMOUNT                VALUE
US GOVERNMENT AGENCY SECURITIES--13.58%
Federal Home Loan Bank                      09/01/09     0.150              $1,096,000             $1,096,000
Federal Home Loan Bank                      09/16/09     0.145               2,082,000              2,081,874
Federal Home Loan Bank                      09/23/09     0.140               1,200,000              1,199,897
                                                                                                  -----------
                                                                                                    4,377,771
                                                                                                  -----------
                                TOTAL US GOVERNMENT AGENCY SHORT TERM OBLIGATIONS--13.58%
                                                                        (Cost $4,377,771)           4,377,771
                                                                                                  -----------
MONEY MARKET FUND                                                             SHARES
SM&R Money Market Fund, 0.00% (a)                                               92,741                 92,741
                                                                                                  -----------

                                                           TOTAL MONEY MARKET FUND--0.29%
                                                                           (Cost $92,741)              92,741
                                                                                                  -----------
                                                                TOTAL INVESTMENTS--99.14%
                                                                       (Cost $30,570,940)          31,953,843
                                           CASH AND OTHER ASSETS, LESS LIABILITIES--0.86%             276,938
                                                                                                  -----------
                                                                      NET ASSETS--100.00%         $32,230,781
                                                                                                  ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2009. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Government Bond Fund are affiliated by having the same investment adviser.

(b) Long Term obligations that will mature in less than one year.


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $30,478,199)                   $ 31,861,102
Investment in affiliated money market fund (Cost $92,741)                                   92,741
                                                                                      ------------
  Total investments (Cost $30,570,940)                                                  31,953,843
Prepaid expenses                                                                            33,025
Receivable for:
  Capital stock sold                                                                         4,626
  Interest                                                                                 278,475
  Expense reimbursement                                                                     12,447
Other assets                                                                                 2,958
                                                                                      ------------
                                                                         TOTAL ASSETS   32,285,374
                                                                                      ------------
LIABILITIES
Distribution payable                                                                           289
Payable to investment adviser for fund expenses                                             22,202
Accrued:
  Investment advisory fees                                                                  13,633
  Administrative service fees                                                                6,816
  Distribution fees                                                                          1,407
Other liabilities                                                                           10,246
                                                                                      ------------
                                                                    TOTAL LIABILITIES       54,593
                                                                                      ------------
                                                                           NET ASSETS $ 32,230,781
                                                                                      ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                              31,297,747
Accumulated net investment loss                                                               (130)
Accumulated net realized loss on investments                                              (449,739)
Net unrealized appreciation of investments                                               1,382,903
                                                                                      ------------
                                                                           NET ASSETS $ 32,230,781
                                                                                      ============
NET ASSETS:
Class A                                                                                  1,252,096
--------------------------------------------------------------------------------------------------
Class B                                                                                    306,100
--------------------------------------------------------------------------------------------------
Class T                                                                                 30,672,585
--------------------------------------------------------------------------------------------------
                                                                     TOTAL NET ASSETS $ 32,230,781
                                                                                      ============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           100,001,150
  Outstanding                                                                              115,069
--------------------------------------------------------------------------------------------------
Class B:
  Authorized                                                                           100,000,000
  Outstanding                                                                               28,180
--------------------------------------------------------------------------------------------------
Class T:
  Authorized                                                                            23,000,000
  Outstanding                                                                            2,856,858
--------------------------------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share                                           $ 10.88
  Offering price per share:
   (Net assets value of $10.88 / 95.25%)                                                   $ 11.42
--------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                                             $ 10.86
--------------------------------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share                                           $ 10.74
  Offering price per share:
   (Net assets value of $10.74 / 95.5%)                                                    $ 11.25
--------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

INVESTMENT INCOME
Interest                                                                      $1,092,818
Interest from affiliated money market fund                                           960
                                                                              ----------
                                                      TOTAL INVESTMENT INCOME  1,093,778
                                                                              ----------
EXPENSES
Investment advisory fees                                                         161,767
Administrative service fees                                                       80,884
Professional fees                                                                 12,812
Custody and transaction fees                                                       6,451
Directors' fees and expenses                                                       9,973
Compliance expenses                                                                7,029
Qualification fees
  Class A                                                                          4,150
  Class B                                                                          3,302
  Class T                                                                         10,230
Shareholder reporting expenses
  Class A                                                                            126
  Class B                                                                             47
  Class T                                                                          3,210
Distribution fees
  Class A                                                                          3,014
  Class B                                                                          3,323
Insurance expenses                                                                12,144
Other expenses                                                                       102
                                                                              ----------
                                                               TOTAL EXPENSES    318,564
                                                     LESS EXPENSES REIMBURSED    (80,010)
                                                                              ----------
                                                                 NET EXPENSES    238,554
                                                                              ----------
INVESTMENT INCOME--NET                                                           855,224
                                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Change in unrealized appreciation of investments                               661,930
                                                                              ----------
NET GAIN ON INVESTMENTS                                                          661,930
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $1,517,154
                                                                              ==========

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

                                                          YEAR ENDED AUGUST 31,
                                                       --------------------------
                                                           2009           2008
                                                       -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                 $ 855,224    $ 1,027,313
  Net realized gain on investments                              --         10,251
  Change in unrealized appreciation of investments         661,930        643,633
                                                       -----------    -----------
  Net increase in net assets resulting from operations   1,517,154      1,681,197
                                                       -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                               (31,839)       (36,605)
     Class B                                                (9,665)       (15,524)
     Class T                                              (811,793)      (977,349)
                                                       -----------    -----------
  Total distributions to shareholders                     (853,297)    (1,029,478)
                                                       -----------    -----------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                   91,127         51,113
  Class B                                                 (235,145)       (70,134)
  Class T                                                  862,054      1,474,226
                                                       -----------    -----------
  Total capital share transactions--net                    718,036      1,455,205
                                                       -----------    -----------
TOTAL INCREASE IN NET ASSETS                             1,381,893      2,106,924
NET ASSETS
  Beginning of year                                     30,848,888     28,741,964
                                                       -----------    -----------
  End of year                                          $32,230,781    $30,848,888
                                                       ===========    ===========
Accumulated Net Investment Loss                             $ (130)      $ (2,057)
                                                       ===========    ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                                CLASS A SHARES
                                                                 ----------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------
                                                                  2009      2008      2007      2006      2005
                                                                 ------    ------    ------    ------    ------
Net asset value, beginning of year                               $10.65    $10.40    $10.30    $10.50    $10.56
Income (loss) from investment operations
  Investment income--net                                           0.29      0.36      0.42      0.36      0.25
  Net realized and unrealized gain (loss) on investments           0.23      0.25      0.10     (0.20)    (0.06)
                                                                 ------    ------    ------    ------    ------
     Total from investment operations                              0.52      0.61      0.52      0.16      0.19
Less distributions
  Investment income--net                                          (0.29)    (0.36)    (0.42)    (0.36)    (0.25)
  Capital gains                                                      --        --        --        --     (0.00)***
                                                                 ------    ------    ------    ------    ------
     Total distributions                                          (0.29)    (0.36)    (0.42)    (0.36)    (0.25)
                                                                 ------    ------    ------    ------    ------
Net asset value, end of year                                     $10.88    $10.65    $10.40    $10.30    $10.50
                                                                 ======    ======    ======    ======    ======
Total return (1)                                                   4.91%     5.93%     5.15%     1.57%     1.93%
                                                                 ======    ======    ======    ======    ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $1,252    $1,137    $1,067     $ 976    $1,036
Ratio of expenses with reimbursement to average net assets (2)     0.73%     0.73%     0.73%     0.73%     0.73%
Ratio of expenses without reimbursement to average net assets      1.51%     1.76%     1.76%     2.19%     2.32%
Ratio of net investment income to average net assets               2.64%     3.41%     4.06%     3.46%     2.43%
Portfolio turnover rate                                            0.00%    26.83%    50.01%    78.38%    51.35%

                                                                                CLASS B SHARES
                                                                 ----------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------
                                                                  2009      2008      2007      2006      2005
                                                                 ------    ------    ------    ------    ------
Net asset value, beginning of year                               $10.63    $10.39    $10.29    $10.49    $10.55
Income (loss) from investment operations
  Investment income--net                                           0.24      0.31      0.37      0.31      0.20
  Net realized and unrealized gain (loss) on investments           0.23      0.24      0.10     (0.20)    (0.06)
                                                                 ------    ------    ------    ------    ------
     Total from investment operations                              0.47      0.55      0.47      0.11      0.14
Less distributions
  Investment income--net                                          (0.24)    (0.31)    (0.37)    (0.31)    (0.20)
  Capital gains                                                      --        --        --        --     (0.00)***
                                                                 ------    ------    ------    ------    ------
     Total distributions                                          (0.24)    (0.31)    (0.37)    (0.31)    (0.20)
                                                                 ------    ------    ------    ------    ------
Net asset value, end of year                                     $10.86    $10.63    $10.39    $10.29    $10.49
                                                                 ======    ======    ======    ======    ======
Total return (1)                                                   4.45%     5.31%     4.66%     1.10%      1.44%
                                                                 ======    ======    ======    ======    ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                           $ 306     $ 529     $ 588     $ 696    $1,009
Ratio of expenses with reimbursement to average net assets (2)     1.23%     1.23%     1.23%     1.23%     1.23%
Ratio of expenses without reimbursement to average net assets      2.42%     2.65%     2.25%     2.55%     2.34%
Ratio of net investment income to average net assets               2.19%     2.93%     3.56%     2.94%     1.92%
Portfolio turnover rate                                            0.00%    26.83%    50.01%    78.38%    51.35%

*** Amount less than $0.01

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class A and 1.23% for Class B until December 31, 2009.


See notes to financial statements.

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                                       CLASS T SHARES
                                                                 -----------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------------------
                                                                    2009       2008         2007       2006         2005
                                                                 ---------- ---------- ------------- ---------- ------------
Net asset value, beginning of year                               $ 10.51    $ 10.27       $ 10.17    $ 10.36      $ 10.43
Income (loss) from investment operations
  Investment income--net                                            0.29       0.36          0.41       0.35         0.25
  Net realized and unrealized gain (loss) on investments            0.23       0.24          0.10      (0.19)       (0.07)
                                                                 -------    -------       -------    -------      -------
     Total from investment operations                               0.52       0.60          0.51       0.16         0.18
Less distributions
  Investment income--net                                           (0.29)     (0.36)        (0.41)     (0.35)       (0.25)
  Capital gains                                                       --         --            --         --        (0.00)***
                                                                 -------    -------       -------    -------      -------
     Total distributions                                           (0.29)     (0.36)        (0.41)     (0.35)       (0.25)
                                                                 -------    -------       -------    -------      -------
Net asset value, end of year                                     $ 10.74    $ 10.51       $ 10.27    $ 10.17      $ 10.36
                                                                 =======    =======       =======    =======      =======
Total return (1)                                                    4.94%      5.89%         5.16%      1.65%        1.84%
                                                                 =======    =======       =======    =======      =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $30,673    $29,183       $27,087    $26,194      $26,841
Ratio of expenses with reimbursement to average net assets (2)      0.73%      0.73%         0.73%      0.73%        0.73%
Ratio of expenses without reimbursement to average net assets       0.95%      0.93%         0.93%      0.99%        0.96%
Ratio of net investment income to average net assets                2.65%      3.41%         4.06%      3.47%        2.43%
Portfolio turnover rate                                             0.00%     26.83%        50.01%     78.38%       51.35%

*** Amount less than $0.01

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class T until December 31, 2009.


See notes to financial statements.

SM&R TAX-FREE FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Tax Free Fund

The SM&R Tax Free Fund is a well-diversified fixed income portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The Fund focuses primarily on issuers of very high quality rating. Our overall average credit rating is maintained at AA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

Over the past fiscal year ending August 31, 2009, the Fund has provided a total return of 3.57%, before sales charges (but after other expenses), to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31st, 2009 was 2.68%. The Fund has a modified duration of
3.08 years and a market-weighted average coupon of 3.09%.

Last year we indicated that we changed our internal analysis of municipal bonds, focusing on the value and creditworthiness of the issuer and not as much upon the backing of the monoline insurers. This perspective will continue as we feel that the support of the insurers is not as meaningful as it once was given the current economic environment.

The Fund's duration has remained short and most maturities are within ten years. According to the Federal Reserve, economic activity is likely to remain weak and inflation will remain subdued for some time. This is despite the fact that there has been a pick-up in economic activity since the last Federal Reserve meeting in August and that there as been an increase in housing sector activity. Consequently, the prospect for higher interest rates near term appears unlikely.

In the municipal bond market there has been a trend toward lower yields. The yield on AAA rated municipal bonds with a maturity of ten years has sunk to the lowest levels in the past ten years. The increasing supply of taxable Build America Bonds ("BABs") has been a factor, as municipal issuers realize significant savings by issuing BABs instead of traditional tax-exempt municipal bonds.

Another factor keeping yields down is refunding, which is likely to increase. The level of refunding remains high in 2009, although not as high as 2008. Many municipal issuers are seeing low rates as an opportunity for significant cost savings by refunding into lower-yielding issues. Municipalities, under financial pressure from lower tax revenue and lower property valuations, are finding some relief in refinancing their debt.

We believe that despite lower yields, the municipal bond market continues to provide good investment value on a relative basis. With extremely low rates of return in money market funds, historically low yields on U.S. Treasuries, and narrower corporate spreads, and the likelihood for higher Federal tax rates, municipal bonds remain attractive from both a yield and credit risk perspective. Therefore, we will continue to seek out investment value in high quality municipal issuers with strong income and revenue streams.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

 ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R TAX FREE FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

                                   Lipper General
            SM&R Tax Free Fund   Municipal Debt Index
9/1/1999            9,549                 10,000
8/31/2000          10,136                 10,537
8/31/2001          11,108                 11,595
8/31/2002          11,691                 12,139
8/31/2003          11,968                 12,451
8/31/2004          12,591                 13,302
8/31/2005          12,932                 14,052
8/31/2006          13,180                 14,514
8/31/2007          13,558                 14,718
8/31/2008          14,164                 15,004
8/31/2009          14,669                 15,512

SM&R Tax Free Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

----------------------------------------------
          AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge through 8/31/09.
Inception date of these classes is 01/01/99.
                 ONE        FIVE      TEN
                YEAR        YEAR     YEAR
----------------------------------------------
Class A        -1.36%       2.12%    3.81%
Class B         0.87%       2.80%    3.91%
----------------------------------------------

----------------------------------------------
         AVERAGE ANNUAL RETURNS
----------------------------------------------
Includes maximum sales charge of 4.5% through
8/31/09 for Class T shares.
----------------------------------------------
  10 YEAR                                3.91%
  5 YEAR                                 2.15%
  1 YEAR                                -1.09%
----------------------------------------------

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
 4.15%   Development
11.81%   Education
26.19%   General Obligation
30.36%   U.S. Government
0.04%    Housing
1.60%    Medical
8.93%    Miscellaneous
2.89%    Pollution
7.43%    Transportation
6.60%    Utilities

SCHEDULE OF INVESTMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R TAX-FREE FUND

                                                                                                 INTEREST/
MUNICIPAL BONDS                                                                        MATURITY    STATED      FACE
RATING (A)                                                                                DATE     RATE(%)    AMOUNT     VALUE
ALABAMA--1.31%
WR/NR      Alabama Drinking Water Financing Authority, Revolving
           Fund Loan - Revenue Bonds, Series A                                          08/15/16    4.000   $ 180,000  $ 185,092

CALIFORNIA--0.14%
Baa1/A     California State - General Obligation Bonds Unlimited                        06/01/11    5.250      20,000     20,174

FLORIDA--5.84%
A3/NR      Miami - Dade County, Florida Expressway Authority Toll
           System - Revenue Bonds, Prerefunded to 07/01/2010 (b)                        07/01/29    6.375     400,000    423,708
A2/A       Miami - Dade County, Florida Solid Waste System - Revenue Bonds              10/01/18    4.750     400,000    403,892
                                                                                                                       ---------
                                                                                                                         827,600
HAWAII--1.98%
Aa2/AA     Honolulu, Hawaii City & County - General Obligation Bonds Unlimited          07/01/13    5.000     250,000    280,585

ILLINOIS--2.70%
A1/NR      Rockford, Illinois - General Obligation Bonds Unlimited                      12/15/18    4.500     180,000    180,418
A1/AA-     State of Illinois - General Obligation Bonds Unlimited                       03/01/19    5.000     200,000    202,538
                                                                                                                       ---------
                                                                                                                         382,956
INDIANA--4.26%
WR/AA+     Aurora, Indiana Building Corp. - Revenue Bonds                               07/15/13    4.500     405,000    444,329
Baa1/A     South Bend, Indiana Building Corp. - Revenue Bonds                           02/01/13    4.500     150,000    160,053
                                                                                                                       ---------
                                                                                                                         604,382
LOUISIANA--3.28%
WR/A       Monroe, Louisiana Sales and Use Tax - Revenue Bonds                          07/01/16    4.000     200,000    199,696
Baa1/A     New Orleans, Louisiana Sewer Service - Revenue Bonds                         06/01/18    5.000     300,000    265,155
                                                                                                                       ---------
                                                                                                                         464,851
MISSISSIPPI--3.79%
NR/NR      Greenville Mississippi Public School District - General Obligation
           Bonds Unlimited                                                              12/15/11    3.250     205,000    213,581
Aa3/AAA    Mississippi Development Bank Special Obligation Clinton
           Recreational Facilities & Municipal Building - Revenue Bonds                 11/01/10    4.500     310,000    323,153
                                                                                                                       ---------
                                                                                                                         536,734
NEW YORK--5.82%
Aa3/AA     New York City, New York - General Obligation Bonds Unlimited, Series J       08/01/18    5.000     200,000    201,236
Aa3/AA     New York State Tollway Authority Highway & Bridge - Revenue
           Bonds, Series B (b)(f)                                                       04/01/10    3.850     200,000    203,790
Aa2/AAA    Triborough Bridge & Tunnel Authority, New York - Revenue Bonds,
           General Purpose, Prerefunded, Series B to 01/01/2022 (b)                     01/01/27    5.200     350,000    420,063
                                                                                                                       ---------
                                                                                                                         825,089
NORTH CAROLINA--1.56%
Aaa/AAA    North Carolina State - General Obligation Bonds Unlimited                    03/01/15    4.000     200,000    220,516

OHIO--2.38%
Aa2/AA     Ohio State Department of Administrative Services - Certificate Participation 09/01/15    5.250     300,000    337,389

TEXAS--27.47%
WR/AA      Aransas County, Texas Correctional Facility Improvements - General
           Obligation Bonds Limited                                                     02/15/13    3.875     250,000    263,695
A1/A       Austin, Texas Community College District - Revenue Bonds (b)(f)              02/01/10    4.000     100,000    101,214
Aaa/AAA    Austin, Texas Independent School District - General Obligation
           Bonds Unlimited, Series A                                                    08/01/12    3.750     150,000    160,876
Aa3/AAA    College Station, Texas Utility Systems - Revenue Bonds                       02/01/13    4.125     200,000    210,654
Aa3/AAA    College Station, Texas Utility Systems - Revenue Bonds                       02/01/14    4.250      65,000     68,009
Aa3/AA     El Paso, Texas Public Improvement - General Obligation Bonds Limited         08/15/17    4.000     270,000    278,824
Aa2/AA+    Flower Mound, Texas Refunding and Improvement - General Obligation
           Bonds Limited, Unrefunded                                                    03/01/17    5.500      10,000     10,035
Aa2/NR     Galveston County, Texas Public Improvements - General Obligation
           Bonds Unlimited (b)(f)                                                       02/01/10    4.300      25,000     25,335
Aa2/NR     Galveston County, Texas Public Improvements - General Obligation
           Bonds Limited                                                                02/01/11    4.375     125,000    130,574

                                                                                            INTEREST/
MUNICIPAL BONDS                                                               MATURITY       STATED          FACE
RATING (a)                                                                      DATE         RATE(%)        AMOUNT         VALUE

A1/AA-     Jefferson County, Texas - Public Improvement Certificates of
           Obligation, Series B                                               08/01/16        4.125       $ 255,000     $ 263,803
Aa3/AA     League City, Texas Public Improvements - General Obligation Bonds
            Limited                                                           02/15/13        4.750         100,000        107,132
Aa2/AA     Lubbock County, Texas - General Obligation Bonds Limited           02/15/17        5.500         250,000        283,957
Aa3/AA+    Lubbock, Texas Municipal Drainage Utility - General Obligation
            Bonds Limited                                                     02/15/14        4.000         250,000        261,155
Aaa/AAA    Mission, Texas Consolidated Independent School District - General
            Obligation Bonds Unlimited                                        02/15/18        4.500         200,000        200,242
Aa3/AA     Montgomery County, Texas Public Improvements - General Obligation
           Bonds Limited                                                      03/01/12        4.000         250,000        265,705
Aa3/AAA    Rockwall, Texas Waterworks & Sewer - General Obligation Bonds
            Limited                                                           08/01/11        3.700         115,000        120,722
A2/A+      San Antonio, Texas River Authority Sewer Refunding and
           Improvement - Martinez Salatrillo, Revenue Bonds                   07/01/12        3.750         100,000        104,894
Aaa/NR     Tarrant County Health Facilities Development Corp. - Health
            System Revenue Bonds, (Harris Methodist Health System),
            Series 1994 (c)                                                   09/01/14        6.000         200,000        228,440
Aa1/AA+    Texas A&M University Revenue and Financing System - Revenue
           Refunding Bonds, Series A                                          05/15/17        5.000         250,000        269,660
Aaa/AAA    University of Texas Permanent University Fund - Revenue Bonds,
           Prerefunded, Series A To 07/01/2011 (b)                            07/01/13        6.250          45,000         49,436
Aaa/AAA    University of Texas Permanent University Fund - Revenue Bonds,
           Prerefunded, Series A To 01/01/2013 (b)                            07/01/13        6.250          55,000         61,533
Aaa/AAA    University of Texas Permanent University Fund - Revenue Bonds,
           Prerefunded, Series A To 01/01/2013 (b)                            07/01/13        6.250          55,000         63,774
Aa3/AA     Waco, Texas - General Obligation Bonds Limited                     02/01/16        4.000         250,000        257,065
NR /AAA    Wylie, Texas Independent School District - General Obligation
           Bonds Unlimited                                                    08/15/12        4.375         100,000        106,044
                                                                                                                         ---------
                                                                                                                         3,892,778
UTAH--0.03%
Aa2/AA     Utah State Housing Financial Agency - Single Family Revenue
            Bonds (d)                                                         07/01/21        6.000           5,000          5,055
WASHINGTON--4.95%
Aa2/AA-    Seattle, Washington Municipal Light & Power - Revenue Bonds,
            Series B                                                          06/01/24        5.000         100,000         99,579
Aa1/AA+    State of Washington - General Obligation Bonds Unlimited, Series
            B                                                                 05/01/18        5.500         300,000        341,013
Aa2/NR     Tumwater, Washington Office Building - Revenue Bonds               07/01/15        5.250         240,000        260,964
                                                                                                                         ---------
                                                                                                                           701,556
                                                                                                                         ---------
                                                                                       TOTAL MUNICIPAL BONDS--65.51%
                                                                                                   (Cost $8,825,034)     9,284,757
                                                                                                                         ---------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--30.16%
Federal Home Loan Bank                                                        09/01/09        0.160       1,000,000      1,000,000
Federal Home Loan Bank                                                        09/18/09        0.143         725,000        724,951
Federal Home Loan Bank                                                        09/23/09        0.140         950,000        949,919
Federal Home Loan Mortgage Corp.                                              09/14/09        0.170       1,600,000      1,599,902
                                                                                                                         ---------
                                                                                                                         4,274,772
                                                                                                                         ---------
                                                        TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--30.16%
                                                                                                 (Cost $4,274,772)      4,274,772
                                                                                                                        ---------
COMMERCIAL PAPER
FINANCIALS--
COMMERCIAL BANKS--3.35%
ING America Insurance Holdings                                               09/04/09         0.700        475,000        474,972
                                                                                                                        ---------
                                                                                              TOTAL FINANCIALS--3.35%     474,972
                                                                                                                        ---------
                                                                                      TOTAL COMMERCIAL PAPER--3.35%
                                                                                                    (Cost $474,972)       474,972
                                                                                                                        ---------

MONEY MARKET FUND

                                                                          SHARES        VALUE
SM&R Money Market Fund, 0.00% (e)                                         47,364    $    47,364
                                                                                    -----------
                                                  TOTAL MONEY MARKET FUND--0.34%
                                                                   (Cost $47,364)        47,364
                                                                                    -----------
                                                       TOTAL INVESTMENTS--99.36%
                                                              (Cost $13,622,142)     14,081,865
                                  CASH AND OTHER ASSETS, LESS LIABILITIES--0.64%         91,127
                                                                                    -----------
                                                       TOTAL NET ASSETS--100.00%    $14,172,992
                                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corp. ("S&P"). Ratings are unaudited.

(b) Collateral for these prerefunded bonds are U.S. Government or U.S. Treasury or state or local government securities.

(c) Issuer has defeased these bonds. Collateral for such defeasance is U.S. Government obligations.

(d) Security subject to the alternative minimum tax.

(e) The rate quoted is the annualized seven-day yield of the fund at August 31, 2009. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Tax Free Fund are affiliated by having the same investment adviser.

(f) Long Term obligations that will mature in less than one year.


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R TAX FREE FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $13,574,778)                   $ 14,034,501
Investment in affiliated money market fund (Cost $47,364)                                   47,364
                                                                                      ------------
  Total investments (Cost $13,622,142)                                                  14,081,865
Prepaid expenses                                                                            17,019
Receivable for:
  Capital stock sold                                                                           200
  Interest                                                                                  87,720
  Expense reimbursement                                                                     12,871
Other assets                                                                                 3,142
                                                                                      ------------
                                                                         TOTAL ASSETS   14,202,817
                                                                                      ------------
LIABILITIES
Distribution payable                                                                           328
Payable to investment adviser for fund expenses                                             14,343
Accrued:
  Investment advisory fees                                                                   6,032
  Administrative service fees                                                                3,016
  Distribution fees                                                                            343
Other liabilities                                                                            5,763
                                                                                      ------------
                                                                    TOTAL LIABILITIES       29,825
                                                                                      ------------
                                                                           NET ASSETS $ 14,172,992
                                                                                      ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                              13,714,730
Accumulated net investment loss                                                                (59)
Accumulated net realized loss on investments                                                (1,402)
Net unrealized appreciation of investments                                                 459,723
                                                                                      ------------
                                                                           NET ASSETS $ 14,172,992
                                                                                      ============
NET ASSETS:
Class A                                                                                    569,642
--------------------------------------------------------------------------------------------------
Class B                                                                                     21,561
--------------------------------------------------------------------------------------------------
Class T                                                                                 13,581,789
--------------------------------------------------------------------------------------------------
                                                                     TOTAL NET ASSETS $ 14,172,992
                                                                                      ============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           100,000,101
  Outstanding                                                                               53,760
--------------------------------------------------------------------------------------------------
Class B:
  Authorized                                                                           100,000,000
  Outstanding                                                                                2,022
--------------------------------------------------------------------------------------------------
Class T:
  Authorized                                                                            21,000,000
  Outstanding                                                                            1,290,652
--------------------------------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share                                           $ 10.60
  Offering price per share:
   (Net assets value of $10.60 / 95.25%)                                                   $ 11.13
--------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                                             $ 10.66
--------------------------------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share                                           $ 10.52
  Offering price per share:
   (Net assets value of $10.52 / 95.5%)                                                    $ 11.02
--------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R TAX FREE FUND

INVESTMENT INCOME
Interest                                                                      $434,885
Interest from affiliated money market fund                                         789
                                                                              ---------
                                                      TOTAL INVESTMENT INCOME  435,674
                                                                              ---------
EXPENSES
Investment advisory fees                                                        69,230
Administrative service fees                                                     34,615
Professional fees                                                                7,426
Custody and transaction fees                                                     5,182
Directors' fees and expenses                                                     9,973
Compliance expenses                                                              3,021
Qualification fees
  Class A                                                                          550
  Class T                                                                       21,979
Shareholder reporting expenses
  Class A                                                                           44
  Class B                                                                            7
  Class T                                                                        1,945
Distribution fees
  Class A                                                                          881
  Class B                                                                          258
Insurance expenses                                                               5,340
Other expenses                                                                      35
                                                                              ---------
                                                               TOTAL EXPENSES  160,486
                                                     LESS EXPENSES REIMBURSED  (56,447)
                                                                              ---------
                                                                 NET EXPENSES  104,039
                                                                              ---------
INVESTMENT INCOME--NET                                                         331,635
                                                                              ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments                                              (1,369)
  Change in unrealized appreciation of investments                             142,183
                                                                              ---------
NET GAIN ON INVESTMENTS                                                        140,814
                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $472,449
                                                                              =========

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R TAX FREE FUND

                                                            YEAR ENDED AUGUST 31,
                                                       -----------------------------
                                                            2009           2008
                                                       -------------- --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                 $ 331,635      $ 446,929
  Net realized gain(loss) on investments                    (1,369)        18,077
  Change in unrealized appreciation of investments         142,183        126,189
                                                       -------------- --------------
  Net increase in net assets resulting from operations     472,449        591,195
                                                       -------------- --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                                (8,263)        (9,444)
     Class B                                                  (704)        (3,853)
     Class T                                              (321,910)      (434,491)
  Capital gains
     Class A                                                  (120)          (254)
     Class B                                                   (10)          (147)
     Class T                                                (5,357)       (12,370)
                                                       -------------- --------------
  Total distributions to shareholders                     (336,364)      (460,559)
                                                       -------------- --------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                  269,521         16,349
  Class B                                                  (79,193)       (67,580)
  Class T                                                   44,645        423,676
                                                       -------------- --------------
  Total capital share transactions--net                    234,973        372,445
                                                       -------------- --------------
TOTAL INCREASE IN NET ASSETS                               371,058        503,081
NET ASSETS
  Beginning of year                                     13,801,934     13,298,853
                                                       -------------- --------------
  End of year                                          $14,172,992    $13,801,934
                                                       ============== ==============
Accumulated Net Investment Loss                              $ (59)        $ (817)
                                                       ============== ==============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                  CLASS A SHARES
                                                        -----------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------------------------
                                                          2009          2008          2007          2006           2005
                                                        --------      ---------     --------      --------       --------
Net asset value, beginning of year                       $ 10.49      $ 10.38       $  10.50      $  10.70       $  10.81
Income (loss) from investment operations
  Investment income--net                                    0.25         0.35           0.40          0.41           0.40
  Net realized and unrealized gain (loss) on
 investments                                                0.11         0.12          (0.12)        (0.20)         (0.11)
                                                        --------      ---------     --------      --------       --------
     Total from investment operations                       0.36         0.47           0.28          0.21           0.29
Less distributions
  Investment income--net                                   (0.25)       (0.35)         (0.40)        (0.41)         (0.40)
  Capital gains                                            (0.00)***    (0.01)            --         (0.00)***      (0.00)***
                                                        --------      ---------     --------      --------       --------
     Total distributions                                   (0.25)       (0.36)         (0.40)        (0.41)         (0.40)
                                                        --------      ---------     --------      --------       --------
Net asset value, end of year                             $ 10.60      $ 10.49       $  10.38       $ 10.50       $  10.70
                                                        ========      =========     ========      ========       ========
Total return (1)                                            3.53%        4.56%          2.74%         2.05%          2.72%
                                                        ========      =========     ========      ========       ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                 $569,642      $295,893      $277,034      $331,989       $519,889
Ratio of expenses with reimbursement to average net
  assets (2)                                                0.75%         0.75%         0.75%         0.75%          0.75%
Ratio of expenses without reimbursement to average net
 assets                                                     1.40%         2.93%         2.63%         3.14%          2.73%
Ratio of net investment income to average net assets        2.34%         3.30%         3.78%         3.80%          3.68%
Portfolio turnover rate                                     0.00%         0.00%         0.00%         2.05%          7.50%

                                                                                  CLASS B SHARES
                                                        -----------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------------------------
                                                          2009          2008         2007          2006           2005
                                                        -------      --------      --------      --------       --------
Net asset value, beginning of year                      $ 10.50       $ 10.40      $  10.50      $  10.70       $  10.81
Income (loss) from investment operations
  Investment income--net                                   0.24          0.30          0.35          0.35           0.34
  Net realized and unrealized gain (loss) on
   investments                                             0.16          0.11         (0.10)        (0.20)         (0.11)
                                                        -------      --------      --------      --------       --------
     Total from investment operations                      0.40          0.41          0.25          0.15           0.23
Less distributions
  Investment income--net                                  (0.24)        (0.30)        (0.35)        (0.35)         (0.34)
  Capital gains                                           (0.00)***     (0.01)           --         (0.00)***      (0.00)***
                                                        -------      --------      --------      --------       --------
     Total distributions                                  (0.24)        (0.31)        (0.35)        (0.35)         (0.34)
                                                        -------      --------      --------      --------       --------
Net asset value, end of year                            $ 10.66       $ 10.50      $  10.40      $  10.50        $ 10.70
                                                        =======      ========      ========      ========       ========
Total return (1)                                           3.95%         3.95%         2.47%         1.43%          2.20%
                                                        =======      ========      ========      ========       ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                 $21,561      $102,960      $168,933      $449,767       $538,594
Ratio of expenses with reimbursement to average net
  assets (2)                                               1.25%         1.25%         1.25%         1.25%          1.25%
Ratio of expenses without reimbursement to average net
 assets                                                    1.60%         4.36%         2.69%         2.77%          2.85%
Ratio of net investment income to average net assets       2.07%         2.86%         3.28%         3.29%          3.18%
Portfolio turnover rate                                    0.00%         0.00%         0.00%         2.05%          7.50%

*** Amount less than $0.01

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class A and 1.25% for Class B until December 31, 2009.


See notes to financial statements.

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                  CLASS T SHARES
                                                           -------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                           -------------------------------------------------------------
                                                                2009       2008         2007         2006         2005
                                                           ------------ ---------- ------------- ------------ ----------
Net asset value, beginning of year                           $ 10.41    $ 10.31       $ 10.41      $ 10.61      $ 10.72
Income (loss) from investment operations
  Investment income--net                                        0.25       0.34          0.39         0.39         0.39
  Net realized and unrealized gain (loss) on investments        0.11       0.11         (0.10)       (0.20)       (0.11)
                                                             -------    -------       -------      -------      -------
     Total from investment operations                           0.36       0.45          0.29         0.19         0.28
Less distributions
  Investment income--net                                       (0.25)     (0.34)        (0.39)       (0.39)       (0.39)
  Capital gains                                                (0.00)***  (0.01)           --        (0.00)***    (0.00)***
                                                             -------    -------       -------      -------      -------
     Total distributions                                       (0.25)     (0.35)        (0.39)       (0.39)       (0.39)
                                                             -------    -------       -------      -------      -------
Net asset value, end of year                                 $ 10.52    $ 10.41       $ 10.31      $ 10.41      $ 10.61
                                                             =======    =======       =======      =======      =======
Total return (1)                                                3.57%      4.47%         2.87%        1.91%        2.72%
                                                             =======    =======       =======      =======      =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                      $13,582    $13,403       $12,853      $12,819      $13,001
Ratio of expenses with reimbursement to average
 net assets (2)                                                 0.75%      0.75%         0.75%        0.75%        0.75%
Ratio of expenses without reimbursement to average net
 assets                                                         1.16%      1.07%         1.05%        1.18%        1.05%
Ratio of net investment income to average net assets            2.40%      3.30%         3.77%        3.79%        3.68%
Portfolio turnover rate                                         0.00%      0.00%         0.00%        2.05%        7.50%

*** Amount less than $0.01

(1) Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class T until December 31, 2009.


See notes to financial statements.

SM&R PRIMARY FUND
-------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Primary Fund

The SM&R Primary Fund is focused on providing competitive levels of current income to the conservative investor through investments in short-term government and corporate securities.

Over the past fiscal year ending August 31, 2009, the Fund has provided a total return of 1.80%, before sales charges (but after other expenses) at net asset value. The year-to-date total return for the eight months ended August 31, 2009 was -0.55%.

Over the past twelve months, the U.S. economy has probably been spoken of, in more quarters, by more people of various backgrounds and experiences, than perhaps at any time since the Great Depression. This was clearly not your dad's recession; it leaned more toward your granddad's depression.

One year ago, in the midst of a real estate depression and on the heels of oil prices that had soared past $140 per barrel, as unbelievable as it now sounds, there were many strong voices, Fed Governors among them, still concerned about inflation. Things would soon change.

By early September, Lehman Brothers was very publicly in trouble and looking at options, from asset sales to pre-packaged bankruptcy to a government bailout. The week of September 15, 2008 was one that the financial world will not soon forget, as Lehman Brothers filed for bankruptcy protection, and the U.S. Government essentially became the owner of insurance giant AIG, with all this on the heels of the government takeover of Fannie Mae and Freddie Mac the previous week. Credit markets around the world were seizing, and there were legitimate worries about the fundamental functioning of the world's financial systems.

In obvious response, equity and corporate debt markets were pummeled, interest rate spreads over Treasuries gapped up and the owners of equities around the world experienced dramatic losses in issues of all kinds. Many have compared the ferocity of declines in the corporate credit markets to that of the Great Depression.

In response to growing fears regarding financial companies and the credit markets worldwide, the U.S. Treasury Department unveiled a money market guarantee program in late September of 2008, which would soon be followed by the much discussed Troubled Asset Recovery Plan, or T.A.R.P., originally aimed at removing "toxic" assets from the balance sheets of our largest financial institutions.

To amplify all of this, a presidential election campaign was underway, and these and other economic issues were bantered about constantly in our 24 hour news cycle world. The National Bureau of Economic Research announced in November that the country had been in recession since December of 2007, and job losses were already in the headlines.

As 2009 got underway, a new administration was not only focused on transition, but delivering solutions to get the economy back from the brink. Unfortunately, the worst was yet to come, as payroll numbers worsened dramatically over the first several months of the year, taking consumer confidence and spending down with them.

The Obama administration responded with a $787 billion stimulus program, but consumers had already begun down a path toward debt reduction, as evidenced by a dramatically rising savings rate, so the economy's long faithful supporters, the U.S. consumer, chose to conserve rather than consume, leading to the third and fourth straight quarter of contracting U.S. Gross Domestic Product.

However, the summer months brought with them some better news on the economic front, as job losses slowed and many economic reports, from housing to consumer confidence to durable goods orders, began to show slight improvements, leading many to believe the recession was either ending or soon would begin winding down.

At SM&R, we are anticipating a mild recovery into the end of 2009 and look for a more self-sustaining economic development--indicating the government can begin withdrawing their easy money policies--as we move through 2010.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R PRIMARY FUND, AT OFFERING PRICE, AND THE LIPPER SHORT INVESTMENT GRADE FUND INDEX

          SM&R Primary    Lipper Short Investment
              Fund            Grade Fund Index
9/1/1999     10,000                  10,000
8/31/2000    10,468                  10,559
8/31/2001    11,124                  11,561
8/31/2002    11,271                  11,988
8/31/2003    11,424                  12,359
8/31/2004    11,519                  12,674
8/31/2005    11,863                  12,899
8/31/2006    12,187                  13,295
8/31/2007    12,878                  13,883
8/31/2008    13,303                  14,107
8/31/2009    13,542                  14,546

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

--------------------------------------
       AVERAGE ANNUAL RETURNS
Inception date of this fund is 3/16/92
--------------------------------------
  10 YEAR                     3.08%
   5 YEAR                     3.29%
   1 YEAR                     1.80%
--------------------------------------



Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.



SECTOR WEIGHTINGS BY TOTAL INVESTMENTS
13.50%   Consumer Discretionary
12.40%   Consumer Staples
 8.62%   Energy
22.58%   Financials
 4.16%   Industrials
 0.00%   Materials
 4.43%   Telecommunications Services
29.76%   Utilities
 4.55%   U S Government

SCHEDULE OF INVESTMENTS August 31, 2009
-------------------------------------------------------------------------------
SM&R PRIMARY FUND

COMMON STOCKS

                                                                             SHARES                                         VALUE
INDUSTRIALS--
BUILDING PRODUCTS--0.01%
Armstrong World Industries, Inc. *                                                110                                       $ 3,675
                                                                                                                          ---------
                                                                               TOTAL INDUSTRIALS--0.01%                       3,675
                                                                                                                          ---------
                                                                              TOTAL COMMON STOCK--0.01%
                                                                             (Cost $0)                                        3,675
                                                                                                                          ---------
                                                             INTEREST/
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES MATURITY  STATED          FACE
                                                     DATE     RATE(%)        AMOUNT
U S GOVERNMENT SECURITIES--4.56%
U S Treasury Bond                                   02/15/29   5.250       $1,000,000                                     1,145,156
                                                                                                                          ---------
                                                        TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--4.56%
                                                                                                         (Cost $899,778)  1,145,156
                                                                                                                          ---------
COMMERCIAL PAPER
CONSUMER DISCRETIONARY--
AUTOMOBILES--4.67%
Harley-Davidson Funding Corp.                       09/09/09   0.600        1,173,000                                     1,172,844
MEDIA--4.78%
Time Warner Cable Inc.                              09/10/09   0.450        1,203,000                                     1,202,865
TEXTILES, APPAREL & LUXURY GOODS--4.07%
VF Corp.                                            09/11/09   0.400        1,023,000                                     1,022,886
                                                                                                                          ---------
                                                                                    TOTAL CONSUMER DISCRETIONARY--13.52%  3,398,595
                                                                                                                          ---------
CONSUMER STAPLES--
FOOD PRODUCTS--3.94%
Kraft Foods Inc.                                    09/17/09   0.280          991,000                                       990,877
FOOD & STAPLES RETAILING--3.86%
H.J. Heinz Finance Co.                              09/21/09   0.370          972,000                                       971,800
HOUSEHOLD PRODUCTS--4.61%
Clorox Company (The)                                09/02/09   0.300        1,158,000                                     1,157,990
                                                                                                                          ---------
                                                                                          TOTAL CONSUMER STAPLES--12.41%  3,120,667
                                                                                                                          ---------
ENERGY--
OIL, GAS & CONSUMABLE FUELS--8.63%
FMC Technologies, Inc.                              09/16/09   0.550        1,173,000                                     1,172,731
XTO Energy, Inc.                                    09/25/09   0.400          998,000                                       997,734
                                                                                                                          ---------
                                                                                                                          2,170,465
                                                                                                                          ---------
                                                                                                    TOTAL ENERGY--8.63%   2,170,465
                                                                                                                          ---------
FINANCIALS--
CAPITAL MARKETS--9.59%
AEGON N.V.                                          09/01/09   0.950        1,206,000                                     1,206,000
CIGNA Corp.                                         09/01/09   0.850        1,206,000                                     1,206,000
                                                                                                                          ---------
                                                                                                                          2,412,000
CONSUMER FINANCE--4.01%
GATX Corp.                                          09/18/09   0.750        1,009,000                                     1,008,643
INSURANCE--9.00%
Aetna Inc.                                          09/22/09   0.380        1,181,000                                     1,180,738
Torchmark Corp.                                     10/01/09   0.600        1,081,000                                     1,080,459
                                                                                                                          ---------
                                                                                                                          2,261,197
                                                                                                                          ---------
                                                                                               TOTAL FINANCIALS--22.60%   5,681,840
                                                                                                                          ---------

                                                         INTEREST/
COMMERCIAL PAPER                              MATURITY    STATED                     FACE
                                                DATE      RATE(%)                   AMOUNT      VALUE
INDUSTRIALS--
CONSTRUCTION & ENGINEERING--4.15%
Eaton Corp.                                   09/28/09     0.400                  $1,043,000 $ 1,042,687
                                                                                             -----------
                                                                    TOTAL INDUSTRIALS--4.15%   1,042,687
                                                                                             -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--4.44%
Verizon Global Funding Corp.                  09/23/09     0.220                   1,115,000   1,114,850
                                                                                             -----------
                                                     TOTAL TELECOMMUNICATION SERVICES--4.44%   1,114,850
                                                                                             -----------
UTILITIES--
ELECTRIC UTILITIES--12.32%
Baltimore Gas & Electric Co.                  09/24/09     0.550                   1,011,000   1,010,645
Duke Energy Corp.                             10/19/09     0.280                   1,059,000   1,058,605
IDACORP, Inc.                                 09/04/09     0.480                   1,028,000   1,027,959
                                                                                             -----------
                                                                                               3,097,209
GAS UTILITIES--4.73%
Laclede Group Inc.                            09/15/09     0.200                   1,190,000   1,189,907
MULTI-UTILITIES--8.48%
Sempra Energy Global                          09/14/09     0.230                   1,109,000   1,108,908
Xcel Energy, Inc.                             09/08/09     0.400                   1,023,000   1,022,920
                                                                                             -----------
                                                                                               2,131,828
WATER UTILITIES--4.26%
American Water Capital Corp.                  09/03/09     0.450                   1,070,000   1,069,973
                                                                                             -----------
                                                                     TOTAL UTILITIES--29.79%   7,488,917
                                                                                             -----------
                                                              TOTAL COMMERCIAL PAPER--95.54%
                                                                          (Cost $24,018,021)  24,018,021
                                                                                             -----------
                                                                  TOTAL INVESTMENTS--100.11%
                                                                          (Cost $24,917,799)  25,166,852
                                              LIABILITIES IN EXCESS OF OTHER ASSETS--(0.11)%     (27,248)
                                                                                             -----------
                                                                   TOTAL NET ASSETS--100.00% $25,139,604
                                                                                             ===========

*--Non-income producing securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R PRIMARY FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $24,917,799)                    $ 25,166,852
Cash and cash equivalents                                                                       964
Prepaid expenses                                                                             13,309
Receivable for:
  Capital stock sold                                                                          1,687
  Interest                                                                                    2,425
  Expense reimbursement                                                                       6,657
Other assets                                                                                  2,853
                                                                                      -------------
                                                                         TOTAL ASSETS    25,194,747
                                                                                      -------------
LIABILITIES
Capital stock reacquired                                                                     15,000
Distribution payable                                                                              6
Payable to investment adviser for fund expenses                                              15,786
Accrued:
  Investment advisory fees                                                                   10,665
  Administrative service fees                                                                 5,333
Other liabilities                                                                             8,353
                                                                                      -------------
                                                                    TOTAL LIABILITIES        55,143
                                                                                      -------------
                                                                           NET ASSETS  $ 25,139,604
                                                                                      =============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                               25,132,716
Accumulated net realized loss on investments                                               (242,165)
Net unrealized appreciation of investments                                                  249,053
                                                                                      -------------
                                                                           NET ASSETS  $ 25,139,604
                                                                                      =============
SHARES OUTSTANDING ($.01 par value per share)                                            25,160,305
                                                                                      =============
NET ASSET VALUE                                                                              $ 1.00
                                                                                      =============
SHARES AUTHORIZED                                                                     1,176,000,000
                                                                                      =============

STATEMENT OF OPERATIONS  Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R PRIMARY FUND

INVESTMENT INCOME
Interest                                                                      $643,387
                                                                              --------
                                                      TOTAL INVESTMENT INCOME  643,387
                                                                              --------
EXPENSES
Investment advisory fees                                                       125,579
Administrative service fees                                                     62,789
Professional fees                                                                9,951
Custody and transaction fees                                                    10,981
Directors' fees and expenses                                                     9,973
Compliance expenses                                                              5,472
Qualification fees                                                               1,469
Shareholder reporting expenses                                                     909
Insurance expenses                                                              10,105
Other expenses                                                                      41
                                                                              --------
                                                               TOTAL EXPENSES  237,269
                                                     LESS EXPENSES REIMBURSED  (37,811)
                                                                              --------
                                                                 NET EXPENSES  199,458
                                                                              --------
INVESTMENT INCOME--NET                                                         443,929
                                                                              --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Change in unrealized appreciation of investments                              40,216
                                                                              --------
NET GAIN ON INVESTMENTS                                                         40,216
                                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $484,145
                                                                              ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R PRIMARY FUND

                                                          YEAR ENDED AUGUST 31,
                                                       -------------------------
                                                            2009        2008
                                                       -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                 $ 443,929     $ 846,050
  Net realized gain on investments                              --           418
  Change in unrealized appreciation of investments          40,216        49,487
                                                       -----------   -----------
  Net increase in net assets resulting from operations     484,145       895,955
                                                       -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                  (443,929      (846,050)
CAPITAL SHARE TRANSACTIONS--NET                            477,164    (2,233,333)
                                                       -----------   -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                     517,380    (2,183,428)
NET ASSETS
  Beginning of year                                     24,622,224    26,805,652
                                                       -----------   -----------
  End of year                                          $25,139,604   $24,622,224
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R PRIMARY FUND

                                                                               YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------
                                                               2009       2008          2007       2006       2005
                                                            ---------- ---------- ------------- ---------- ----------
Net asset value, beginning of year                           $ 1.00     $ 1.00        $ 0.99     $ 1.00     $ 0.99
Income (loss) from investment operations
  Investment income--net                                       0.02       0.03          0.04       0.04       0.02
  Net realized and unrealized gain (loss) on investments       0.00***    0.00***       0.01      (0.01)      0.01
                                                            ---------- ---------- ------------- ---------- ----------
     Total from investment operations                          0.02       0.03          0.05       0.03       0.03
Less distributions
  Investment income--net                                      (0.02)     (0.03)        (0.04)     (0.04)     (0.02)
                                                            ---------- ---------- ------------- ---------- ----------
     Total distributions                                      (0.02)     (0.03)        (0.04)     (0.04)     (0.02)
                                                            ---------- ---------- ------------- ---------- ----------
Net asset value, end of year                                 $ 1.00     $ 1.00        $ 1.00     $ 0.99     $ 1.00
                                                            ========== ========== ============= ========== ==========
Total return                                                   1.80%      3.30%         5.67%      2.73%      2.99%
                                                            ========== ========== ============= ========== ==========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $25,140    $24,622       $26,806    $26,243    $25,245
Ratio of expenses with reimbursement to average net
  assets (1)                                                   0.79%      0.80%         0.80%      0.80%     0.80%
Ratio of expenses without reimbursement to average net
 assets                                                        0.95%      0.93%         0.97%      0.92%      0.91%
Ratio of net investment income to average net assets           1.77%      3.28%         4.52%      3.70%      1.94%
Portfolio turnover rate                                        0.00%      0.00%        22.30%     25.75%      0.00%

*** Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% until December 31, 2009.


See notes to financial statements.

SCHEDULE OF INVESTMENTS August 31, 2009
-------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                                    INTEREST/
COMMERCIAL PAPER                         MATURITY    STATED                              FACE
                                           DATE      RATE(%)                            AMOUNT       VALUE
FINANCIALS--
CAPITAL MARKETS--3.07%
General Re Corp.                         09/09/09     0.190                           $1,246,000 $ 1,245,947
CONSUMER FINANCE--8.87%
American Honda Finance Corp.             09/29/09     0.200                            1,744,000   1,743,729
UBS Finance Delaware LLC                 09/25/09     0.260                            1,855,000   1,854,678
                                                                                                 -----------
                                                                                                   3,598,407
DIVERSIFIED FINANCIAL SERVICES--4.93%
JP Morgan Chase & Co.                    09/17/09     0.150                            2,000,000   1,999,867
                                                                                                 -----------
                                                                        TOTAL FINANCIALS--16.87%   6,844,221
                                                                                                 -----------
HEALTH CARE--
HEALTH CARE EQUIPMENT & SUPPLIES--4.88%
Becton, Dickinson & Co.                  09/02/09     0.170                            1,978,000   1,977,991
                                                                                                 -----------
                                                                        TOTAL HEALTH CARE--4.88%   1,977,991
                                                                                                 -----------
INDUSTRIALS--
INDUSTRIAL COMGLOMERATES--2.46%
General Electric Co.                     09/21/09     0.240                            1,000,000     999,867
                                                                                                 -----------
                                                                        TOTAL INDUSTRIALS--2.46%     999,867
                                                                                                 -----------
MATERIALS--2.48%
CHEMICALS--
Praxair, Inc.                            09/01/09     0.180                            1,004,000   1,004,000
                                                                                                 -----------
                                                                          TOTAL MATERIALS--2.48%   1,004,000
                                                                                                 -----------
UTILITIES--9.43%
ELECTRIC UTILITIES--
Florida Power & Light Co.                09/14/09     0.150                            1,969,000   1,968,893
NSTAR                                    09/10/09     0.140                            1,858,000   1,857,935
                                                                                                 -----------
                                                                          TOTAL UTILITIES--9.43%   3,826,828
                                                                                                 -----------
                                                                  TOTAL COMMERCIAL PAPER--36.12%
                                                                              (Cost $14,652,907)  14,652,907
                                                                                                 -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--64.18%
Federal Home Loan Bank                   09/04/09     0.170                            1,011,000   1,010,986
Federal Home Loan Bank                   09/08/09     0.080                            7,924,000   7,923,877
Federal Home Loan Bank                   09/11/09     0.140                            3,097,000   3,096,879
Federal Home Loan Bank                   09/15/09     0.060                            4,700,000   4,699,890
Federal Home Loan Bank                   09/16/09     0.140                            3,000,000   2,999,825
Federal Home Loan Bank                   09/23/09     0.138                            2,270,000   2,269,809
Federal Home Loan Bank                   09/30/09     0.160                            1,972,000   1,971,746
Federal National Mortgage Association    10/01/09     0.160                            2,059,000   2,058,725
                                                                                                 -----------
                                                                                                  26,031,737
                                                                                                 -----------
                                     TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--64.18%
                                                                             (Cost $26,031,737)   26,031,737
                                                                                                 -----------
                                                                     TOTAL INVESTMENTS--100.30%
                                                                             (Cost $40,684,644)   40,684,644
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.30)%     (123,655)
                                                                                                 -----------
                                                                      TOTAL NET ASSETS--100.00%  $40,560,989
                                                                                                 ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2009
-------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

ASSETS
Investments in unaffiliated securities, at cost and value                    $ 40,684,644
Cash and cash equivalents                                                             152
Prepaid expenses                                                                   23,947
Receivable for:
  Capital stock sold                                                               23,325
  Expense reimbursement                                                            16,924
Other assets                                                                        1,179
                                                                            -------------
                                                               TOTAL ASSETS    40,750,171
                                                                            -------------
LIABILITIES
Capital stock reacquired                                                          124,100
Distribution payable
Payable to investment adviser for fund expenses                                    25,014
Accrued:
  Investment advisory fees                                                          7,911
  Administrative service fees                                                       7,911
Other liabilities                                                                  24,246
                                                                            -------------
                                                          TOTAL LIABILITIES       189,182
                                                                            -------------
                                                                 NET ASSETS  $ 40,560,989
                                                                            =============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                     40,560,989
                                                                            -------------
                                                                 NET ASSETS  $ 40,560,989
                                                                            =============
SHARES OUTSTANDING ($.01 par value per share)                                  40,560,989
                                                                            =============
NET ASSET VALUE                                                                    $ 1.00
                                                                            =============
SHARES AUTHORIZED                                                           3,800,000,000
                                                                            =============

STATEMENT OF OPERATIONS Year Ended August 31, 2009
-------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

INVESTMENT INCOME
Interest                                                $ 691,083
                                                        ---------
                                TOTAL INVESTMENT INCOME   691,083
                                                        ---------
EXPENSES
Investment advisory fees                                  214,765
Administrative service fees                               213,695
Professional fees                                          30,163
Custody and transaction fees                               16,899
Directors' fees and expenses                                9,969
Compliance expenses                                        16,974
Qualification fees                                          1,853
Shareholder reporting expenses                              4,267
Insurance expenses                                         33,049
Other expenses                                                237
                                                        ---------
                                         TOTAL EXPENSES   541,871
                               LESS EXPENSES REIMBURSED  (276,898)
                                                        ---------
                                           NET EXPENSES   264,973
                                                        ---------
INVESTMENT INCOME--NET                                  $ 426,110
                                                        =========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                           YEAR ENDED AUGUST 31,
                                       --------------------------
                                           2009          2008
                                       ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                  $ 426,110   $ 2,906,439
                                       ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                   (426,110)   (2,906,439)
CAPITAL SHARE TRANSACTIONS--NET         (55,478,956)   (5,545,125)
                                       ------------  ------------
TOTAL DECREASE IN NET ASSETS            (55,478,956)   (5,545,125)
NET ASSETS
  Beginning of year                      96,039,945   101,585,070
                                       ------------  ------------
  End of year                          $ 40,560,989  $ 96,039,945
                                       ============  ============

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the Years indicated.

SM&R MONEY MARKET FUND

                                                              YEAR ENDED AUGUST 31,
                                              -----------------------------------------------------
                                                 2009       2008        2007       2006       2005
                                              ---------- ---------- ----------- ---------- --------
Net asset value, beginning of Year             $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00
Income from investment operations
  Investment income--net                         0.00***    0.03        0.05       0.04       0.02
                                              ---------- ---------- ----------- ---------- --------
     Total from investment operations            0.00***    0.03        0.05       0.04       0.02
Less distributions
  Investment income--net                        (0.00)***  (0.03)      (0.05)     (0.04)     (0.02)
                                              ---------- ---------- ----------- ---------- --------
     Total distributions                        (0.00)***  (0.03)      (0.05)     (0.04)     (0.02)
                                              ---------- ---------- ----------- ---------- --------
Net asset value, end of year                   $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00
                                              ========== ========== =========== ========== ========
Total return                                     0.46%      2.79%       4.84%      4.04%      2.03%
                                              ========== ========== =========== ========== ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of Year (000's omitted)       $40,561    $96,040    $101,585    $88,769    $76,890
Ratio of expenses with reimbursement to
 average net assets                              0.31%(a)   0.50%       0.50%      0.50%      0.50%
Ratio of expenses without reimbursement to
 average net assets                              0.64%      0.60%       0.63%      0.73%      0.59%
Ratio of net investment income to average net
 assets                                          0.50%      2.82%       4.74%      4.01%      1.98%

*** Amount less than $0.01

(a) SM&R has voluntarily agreed to waive or reduce expenses in excess of the contractual limit.


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 2009
-------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund are collectively referred to as the "Fixed Income Funds", while the Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:
Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to value. Investments in the affiliated money market fund are valued at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective net assets. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:
For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING                         EXPIRATION
AUGUST 31, 2009      LOSS CARRYFORWARDS   DATES
---------------      ------------------ ----------
Growth Fund                  $5,196,609       2017
Equity Income Fund           $3,537,981       2017
Balanced Fund                 $ 845,956       2017
Government Bond Fund          $ 169,454       2014
                              $ 282,342       2015
                              $ 449,739       2017
Tax Free Fund                   $ 1,313       2017
Primary Fund                  $ 104,548       2010
                              $ 137,592       2015
                                   $ 25       2016

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of August 31, 2009, the Growth Fund had $5,196,609 in post-October losses which were deferred until September 1, 2009. As of August 31, 2009, the Equity Income Fund had $3,547,388 in post-October losses which were deferred until September 1, 2009. As of August 31, 2009, the Balanced Fund had $845,956 in post-October losses which were deferred until September 1, 2009. As of August 31, 2009, the Tax Free

Fund had $1,313 in post-October losses which were deferred until September 1, 2009. Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for Class B shares of the respective funds and for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

EXPENSES:
Qualification fees, distribution fees or other expenses directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among all of the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

SUBSEQUENT EVENTS:
Subsequent events have been evaluated through October 30, 2009, which is the date the financial statements were issued.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEES:
Securities Management and Research, Inc. ("SM&R") is the investment adviser and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS
           Growth, Equity Income and Balanced Funds
                                                                   INVESTMENT
           NET ASSETS                                             ADVISORY FEE
           Not exceeding $100,000,000                                   0.750%
           Exceeding $100,000,000 but not exceeding $200,000,000        0.625%
           Exceeding $200,000,000 but not exceeding $300,000,000        0.500%
           Exceeding $300,000,000                                       0.400%
FIXED INCOME FUNDS
           Government Bond and Tax Free Funds
           NET ASSETS
           Not exceeding $100,000,000                                    0.50%
           Exceeding $100,000,000 but not exceeding $300,000,000         0.45%
           Exceeding $300,000,000                                        0.40%
           Primary Fund
           All average daily net assets                                  0.50%
           Money Market Fund
           All average daily net assets                                  0.25%

ADMINISTRATIVE SERVICE FEES:
Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

                                                       ADMINISTRATIVE
NET ASSETS                                              SERVICE FEES
Not exceeding $100,000,000                                      0.25%
Exceeding $100,000,000 but not exceeding $200,000,000           0.20%
Exceeding $200,000,000 but not exceeding $300,000,000           0.15%
Exceeding $300,000,000                                          0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per year of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but do not include the distribution and shareholder servicing fee.

As a result of the current low yield environment for short-term money market securities, SM&R is waiving all or a portion of its fees due from the Primary Fund and Money Market Fund to prevent such funds' net yields from decreasing below zero. This fee waiver, which is voluntary, may be discontinued by SM&R at any time.

Effective June 1, 2002, and until December 31, 2009, SM&R has voluntarily agreed to reimburse expenses which exceed the following percentages of each fund's average daily net assets:

                     CLASS A    CLASS B    CLASS T    UNIVERSAL
Growth Fund             1.36%      1.86%        --
Equity Income Fund      1.26%      1.76%        --
Balanced Fund           1.30%      1.80%        --
Government Bond Fund    0.73%      1.23%      0.73%
Tax Free Fund           0.75%      1.25%      0.75%
Primary Fund                                           0.80%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after December 31, 2009 without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:
The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                   DISTRIBUTION    SERVICE    TOTAL  12b-1
                                        FEE          FEE          FEE
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
              Class A Shares             0.25%        --           0.25%
              Class B Shares             0.50%      0.25%          0.75%

For the year ended August 31, 2009, each series paid or accrued the following, as compensation under the Plans:

              Growth Fund           $13,041
              Equity Income Fund    $26,130
              Balanced Fund         $13,226
              Government Bond Fund  $ 6,337
              Tax Free Fund         $ 1,139

SALES CHARGES:
During the year ended August 31, 2009, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                           SALES              SALES
                          CHARGES            CHARGES
                     RECEIVED BY SM&R   REALLOWED TO DEALERS
Growth Fund                   $30,853                $ 830
Equity Income Fund            $33,635               $1,050
Balanced Fund                 $ 9,550                 $ 19
Government Bond Fund          $ 3,916                  $ 3
Tax Free Fund                 $ 6,349                  $ 0

For the year ended August 31, 2009, SM&R received $6,348 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2009, SM&R and American National had the following ownership in these series:

                             SM&R                       AMERICAN NATIONAL        AMERICAN NATIONAL AFFILIATES
                     --------------------------- ------------------------------ -------------------------------
                               PERCENT OF SHARES              PERCENT OF SHARES               PERCENT OF SHARES
                      SHARES      OUTSTANDING       SHARES       OUTSTANDING       SHARES        OUTSTANDING

Growth Fund          272,368              1.30%   3,071,862             14.66%          --               0.00%
Equity Income Fund    31,006              0.77%          --              0.00%          --               0.00%
Balanced Fund        200,644             13.18%     106,380              6.99%     361,096              23.73%
Government Bond Fund 767,808             25.59%     220,274              7.34%   1,046,893              34.90%
Tax Free Fund        194,452             14.44%          --              0.00%     971,564              72.16%

The Company pays directors' fees and expenses for all the independent directors. The Company also pays the salary and other expenses of the Chief Compliance Officer.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUND:
The Company has received an exemptive order issued by the Securities and Exchange Commission ("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the seven funds included in the Company and is therefore considered to be affiliated. The transactions in investments in the affiliated money market fund for the year ended August 31, 2009 were:

          Purchases    $69,015,703
          Sales        $66,576,349

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES
Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                PURCHASES   SALES
          Growth Fund          $7,154,606   $10,551,571
          Equity Income Fund   $3,433,408   $ 7,426,185
          Balanced Fund        $1,980,755   $ 2,654,733
          Government Bond Fund       $ --   $ 2,250,000
          Tax Free Fund              $ --   $   830,000

Gross unrealized appreciation and depreciation as of August 31, 2009, based on the cost for federal income tax purposes is as follows:

                                                            NET APPRECIATION
                        COST     APPRECIATION DEPRECIATION   (DEPRECIATION)
Growth Fund          $70,732,833   $8,927,720  $15,225,214      $(6,297,494)
Equity Income Fund   $66,799,028   $7,399,333  $15,984,089      $(8,584,756)
Balanced Fund        $21,926,769   $1,912,911  $ 3,308,440      $(1,395,529)
Government Bond Fund $30,570,940   $1,396,263     $ 13,360      $ 1,382,903
Tax Free Fund        $13,622,142    $ 493,577     $ 33,854        $ 459,723
Primary Fund         $24,917,799    $ 249,053         $ --        $ 249,053

NOTE 4--CAPITAL STOCK

SM&R GROWTH FUND                                                           YEAR ENDED AUGUST 31,
                                                         --------------------------------------------------------
                                                                     2009                        2008
                                                         --------------------------    --------------------------
                                                           SHARES         AMOUNT         SHARES         AMOUNT
                                                         ----------     -----------    ----------    ------------
Sale of capital shares:
  Class A                                                   101,985       $ 284,330       167,187       $ 744,997
  Class B                                                    23,031          61,246        43,675         188,782
  Class T                                                   649,544       1,792,156       482,860       2,183,945
                                                         ----------     -----------    ----------    ------------
  Total sale of capital shares                              774,560       2,137,732       693,722       3,117,724
Investment income dividends reinvested:
  Class A                                                    13,105          34,519        10,304          45,299
  Class B                                                     2,284           5,839         2,442          10,941
  Class T                                                   278,135         749,173       235,374       1,056,247
                                                         ----------     -----------    ----------    ------------
  Total investment income dividends reinvested              293,524         789,531       248,120       1,112,487
Distributions from net realized gains reinvested:
  Class A                                                    72,821         189,336        23,843         109,438
  Class B                                                    27,051          68,710        14,290          64,018
  Class T                                                 1,434,100       3,814,731       498,285       2,331,973
                                                         ----------     -----------    ----------    ------------
  Total distributions from net realized gains reinvested  1,533,972       4,072,777       536,418       2,505,429
                                                         ----------     -----------    ----------    ------------
Subtotals                                                 2,602,056       7,000,040     1,478,260       6,735,640
Redemptions of capital shares outstanding:
  Class A                                                  (221,269)       (604,566)     (448,293)     (2,154,276)
  Class B                                                  (144,030)       (377,582)     (307,091)     (1,328,184)
  Class T                                                (1,746,358)     (4,904,960)   (2,013,439)     (9,145,440)
                                                         ----------     -----------    ----------    ------------
  Total redemptions of capital shares outstanding        (2,111,657)     (5,887,108)   (2,768,823)    (12,627,900)
                                                         ----------     -----------    ----------    ------------
Net increase (decrease) in capital shares outstanding       490,399     $ 1,112,932    (1,290,563)   $ (5,892,260)
                                                                        ===========                  ============
Shares outstanding at beginning of year                  20,459,293                    21,749,856
                                                         ----------                    ----------
Shares outstanding at end of year                        20,949,692                    20,459,293
                                                         ==========                    ==========

NOTE 4--CAPITAL STOCK CONTINUED

SM&R EQUITY INCOME FUND                                                      YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------
                                                                    2009                            2008
                                                         ----------------------------   ---------------------------
                                                           SHARES            AMOUNT       SHARES            AMOUNT
                                                         ---------         ----------   -----------      ----------
Sale of capital shares:
  Class A                                                   45,949          $ 574,696        60,059      $ 1,279,667
  Class B                                                    8,030             98,841        11,534          237,746
  Class T                                                   73,030            961,661        58,107        1,260,789
                                                         ---------         ----------   -----------      -----------
  Total sale of capital shares                             127,009          1,635,198       129,700        2,778,202
Investment income dividends reinvested:
  Class A                                                   12,499            164,346         9,937          212,112
  Class B                                                    4,370             56,110         4,156           86,525
  Class T                                                  118,130          1,620,394        92,196        2,035,148
                                                         ---------         ----------   -----------      -----------
  Total investment income dividends reinvested             134,999          1,840,850       106,289        2,333,785
Distributions from net realized gains reinvested:
  Class A                                                   31,117            388,961        25,569          544,629
  Class B                                                   14,121            169,594        12,464          256,511
  Class T                                                  295,207          3,867,212       203,558        4,531,198
                                                         ---------         ----------   -----------      -----------
  Total distributions from net realized gains reinvested   340,445          4,425,767       241,591        5,332,338
                                                         ---------         ----------   -----------      -----------
Subtotals                                                  602,453          7,901,815       477,580       10,444,325
Redemptions of capital shares outstanding:
  Class A                                                  (91,705)        (1,255,505)     (173,998)      (3,771,973)
  Class B                                                  (47,764)          (583,299)     (111,490)      (2,313,600)
  Class T                                                 (438,806)        (5,780,331)     (503,661)     (11,290,083)
                                                         ---------         ----------   -----------      -----------
  Total redemptions of capital shares outstanding         (578,275)        (7,619,135)     (789,149)     (17,375,656)
                                                         ---------         ----------   -----------      -----------
Net increase (decrease) in capital shares outstanding       24,178          $ 282,680      (311,569)     $(6,931,331)
                                                                           ==========                    ===========
Shares outstanding at beginning of year                  4,024,387                        4,335,956
                                                         ---------                      -----------
Shares outstanding at end of year                        4,048,565                        4,024,387
                                                         =========                      ===========

NOTE 4--CAPITAL STOCK CONTINUED

SM&R BALANCED FUND                                                              YEAR ENDED AUGUST 31,
                                                         ----------------------------------------------------------------
                                                                      2009                            2008
                                                         ------------------------------- --------------------------------
                                                            SHARES             AMOUNT       SHARES              AMOUNT
                                                         ------------      ------------- ------------      --------------
Sale of capital shares:
  Class A                                                   45,574          $ 593,104       24,456           $ 417,341
  Class B                                                    9,725            114,089       10,263             177,320
  Class T                                                   31,291            398,497       32,315             573,205
                                                         ---------          ---------    ---------         -----------
  Total sale of capital shares                              86,590          1,105,690       67,034           1,167,866
Investment income dividends reinvested:
  Class A                                                    5,753             69,576        3,851              67,234
  Class B                                                    1,589             19,598        1,198              21,404
  Class T                                                   32,288            406,853       22,719             412,465
                                                         ---------         ----------    ---------         -----------
  Total investment income dividends reinvested              39,630            496,027       27,768             501,103
Distributions from net realized gains reinvested:
  Class A                                                   12,620            143,495        3,528              62,795
  Class B                                                    4,265             49,091        1,582              28,506
  Class T                                                   69,073            819,206       21,538             398,665
                                                         ---------         ----------    ---------         -----------
  Total distributions from net realized gains reinvested    85,958          1,011,792       26,648             489,966
                                                         ---------         ----------    ---------         -----------
Subtotals                                                  212,178          2,613,509      121,450           2,158,935
Redemptions of capital shares outstanding:
  Class A                                                  (47,693)          (565,023)     (75,157)         (1,363,029)
  Class B                                                  (21,958)          (268,525)     (54,996)           (998,072)
  Class T                                                  (87,189)        (1,085,449)    (116,666)         (2,090,770)
                                                         ---------         ----------    ---------         -----------
  Total redemptions of capital shares outstanding         (156,840)        (1,918,997)    (246,819)         (4,451,871)
                                                         ---------         ----------    ---------         -----------
Net increase (decrease) in capital shares outstanding       55,338          $ 694,512     (125,369)        $(2,292,936)
                                                                           ==========                      ===========
Shares outstanding at beginning of year                  1,466,441                       1,591,810
                                                         ---------                       ---------
Shares outstanding at end of year                        1,521,779                       1,466,441
                                                         =========                       =========

NOTE 4--CAPITAL STOCK CONTINUED

SM&R GOVERNMENT BOND FUND                                          YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------
                                                            2009                          2008
                                                  --------------------------   ---------------------------
                                                   SHARES          AMOUNT        SHARES           AMOUNT
                                                  ---------      -----------   ----------      -----------
Sale of capital shares:
  Class A                                            10,070        $ 110,240       25,047        $ 270,361
  Class B                                             1,553           17,018        5,359           57,779
  Class T                                            81,313          873,776      111,915        1,192,693
                                                  ---------      -----------   ----------      -----------
  Total sale of capital shares                       92,936        1,001,034      142,321        1,520,833
Investment income dividends reinvested:
  Class A                                             2,916           31,784        3,426           36,607
  Class B                                               876            9,531        1,414           15,061
  Class T                                            75,124          807,995       92,197          971,747
                                                  ---------      -----------   ----------      -----------
  Total investment income dividends reinvested       78,916          849,310       97,037        1,023,415
                                                  ---------      -----------   ----------      -----------
Subtotals                                           171,852        1,850,344      239,358        2,544,248
Redemptions of capital shares outstanding:
  Class A                                            (4,655)         (50,897)     (24,276)        (255,855)
  Class B                                           (24,023)        (261,694)     (13,602)        (142,974)
  Class T                                           (76,114)        (819,717)     (65,521)        (690,214)
                                                  ---------      -----------   ----------      ------------
  Total redemptions of capital shares outstanding  (104,792)      (1,132,308)    (103,399)      (1,089,043)
                                                  ---------      -----------   ----------      ------------
Net increase in capital shares outstanding           67,060        $ 718,036      135,959      $  1,455,205
                                                                 ===========                   ============
Shares outstanding at beginning of year           2,933,047                     2,797,088
                                                  ---------                    ----------
Shares outstanding at end of year                 3,000,107                     2,933,047
                                                  =========                    ==========

NOTE 4--CAPITAL STOCK CONTINUED

SM&R TAX FREE FUND                                                            YEAR ENDED AUGUST 31,
                                                         ------------------------------------------------------------
                                                                       2009                          2008
                                                         ------------------------------  ----------------------------
                                                             SHARES           AMOUNT         SHARES         AMOUNT
                                                         ---------------   ------------  -------------  -------------
Sale of capital shares:
  Class A                                                      26,533       $ 280,036          3,742         $ 39,441
  Class B                                                          13             135             --               --
  Class T                                                       4,036          42,142         17,637          183,840
                                                         ------------       ---------    -----------      -----------
  Total sale of capital shares                                 30,582         322,313         21,379          223,281
Investment income dividends reinvested:
  Class A                                                         694           7,290            773            8,096
  Class B                                                          52             549            168            1,762
  Class T                                                      30,453         317,124         41,084          427,134
                                                         ------------       ---------    -----------      -----------
  Total investment income dividends reinvested                 31,199         324,963         42,025          436,992
Distributions from net realized gains reinvested:
  Class A                                                          12             120             24              254
  Class B                                                           1              10              7               79
  Class T                                                         515           5,314          1,175           12,265
                                                         ------------       ---------    -----------      -----------
  Total distributions from net realized gains reinvested          528           5,444          1,206           12,598
                                                         ------------       ---------    -----------      -----------
Subtotals                                                      62,309         652,720         64,610          672,871
Redemptions of capital shares outstanding:
  Class A                                                      (1,697)        (17,925)        (2,998)         (31,442)
  Class B                                                      (7,851)        (79,887)        (6,612)         (69,421)
  Class T                                                     (31,384)       (319,935)       (19,154)        (199,563)
                                                         ------------       ---------    -----------      -----------
  Total redemptions of capital shares outstanding             (40,932)       (417,747)       (28,764)        (300,426)
                                                         ------------       ---------    -----------      -----------
Net increase in capital shares outstanding                     21,377       $ 234,973         35,846        $ 372,445
                                                                            =========                     ===========
Shares outstanding at beginning of year                     1,325,057                      1,289,211
                                                         ------------                    -----------
Shares outstanding at end of year                           1,346,434                      1,325,057
                                                         ============                    ===========

SM&R PRIMARY FUND                                                           YEAR ENDED AUGUST 31,
                                                         ------------------------------------------------------------
                                                                       2009                          2008
                                                         ------------------------------  ----------------------------
                                                             SHARES           AMOUNT         SHARES         AMOUNT
                                                         ---------------   ------------  -------------  -------------
Sale of capital shares                                        494,007         $ 494,201      2,590,368      $ 2,590,370
Investment income dividends reinvested                        442,963           443,915        846,450          846,450
Redemptions of capital shares outstanding                    (460,912)         (460,952)    (5,670,153)      (5,670,153)
                                                         ------------         ---------     ----------      -----------
Net increase (decrease) in capital shares outstanding         476,058         $ 477,164     (2,233,335)     $(2,233,333)
                                                                              =========                     ===========
Shares outstanding at beginning of year                    24,684,247                       26,917,582
                                                         ------------                       ----------
Shares outstanding at end of year                          25,160,305                       24,684,247
                                                         ============                       ==========


SM&R MONEY MARKET FUND                                                           YEAR ENDED AUGUST 31,
                                                         ------------------------------------------------------------
                                                                       2009                          2008
                                                         ------------------------------  ----------------------------
                                                             SHARES           AMOUNT         SHARES         AMOUNT
                                                         ---------------   ------------  -------------  -------------
Sale of capital shares                                    268,304,974     $ 268,304,974   255,152,735    $ 255,152,735
Investment income dividends reinvested                        425,345           425,345     2,904,505        2,904,505
Redemptions of capital shares outstanding                (324,209,275)     (324,209,275) (263,602,365)    (263,602,365)
                                                         ------------     -------------  ------------    -------------
Net decrease in capital shares outstanding                (55,478,956)    $ (55,478,956)   (5,545,125)    $ (5,545,125)
                                                                          =============                  =============
Shares outstanding at beginning of year                    96,039,945                     101,585,070
                                                         ------------                     -----------
Shares outstanding at end of year                          40,560,989                      96,039,945
                                                         ============                     ===========

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS
Effective September 1, 2007, the Funds adopted Statement of Financial Accounting Standards (FAS) 157. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles
(GAAP) and expands disclosures about fair value measurement. FAS 157 requires funds to classify their assets based on valuation method, using three levels. Level 1 securities are valued based on quoted prices for identical securities in active markets that are unadjusted. Level 2 securities are valued based on external market ("significant observable") inputs, such as quoted prices for similar assets in active markets, quoted prices for identical or similar assets in non-active markets, or inputs derived from or corroborated by observable market data by correlation or other means. They reflect assumptions market participants would use in pricing based on market data obtained from independent sources. Level 3 securities are valued based on internal ("significant unobservable") inputs that are based on the funds own assumptions that market participants would use based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables present the valuation levels of the Funds' securities as of August 31, 2009:

Growth Fund

             HOLDINGS                             MARKET VALUE   LEVEL 1   LEVEL 2 LEVEL 3
             --------                             ------------ ----------- ------- -------
             Common Stock: Consumer Discretionary  $ 3,874,540 $ 3,874,540      $0      $0
             Common Stock: Consumer Staples          4,907,739   4,907,739       0       0
             Common Stock: Energy                    8,353,823   8,353,823       0       0
             Common Stock: Exchange Traded Funds     6,051,000   6,051,000       0       0
             Common Stock: Financials                6,461,588   6,461,588       0       0
             Common Stock: Healthcare                8,404,250   8,404,250       0       0
             Common Stock: Industrials               7,908,436   7,908,436       0       0
             Common Stock: Information Technology   13,207,445  13,207,445       0       0
             Common Stock: Materials                 1,593,496   1,593,496       0       0
             Common Stock: Telecomm. Services        1,576,323   1,576,323       0       0
             Common Stock: Utilities                 1,539,090   1,539,090       0       0
             Investments in Money Market               557,609     557,609       0       0
                                                   ----------- ----------- ------- -------
             Total Growth Fund                     $64,435,339 $64,435,339      $0      $0

Equity Income Fund

HOLDINGS                             MARKET VALUE   LEVEL 1   LEVEL 2 LEVEL 3
--------                             ------------ ----------- ------- -------
Common Stock: Consumer Discretionary  $ 4,783,580 $ 4,783,580      $0      $0
Common Stock: Consumer Staples          7,656,752   7,656,752       0       0
Common Stock: Energy                    7,583,445   7,583,445       0       0
Common Stock: Financials               13,410,235  13,410,235       0       0
Common Stock: Healthcare                6,550,469   6,550,469       0       0
Common Stock: Industrials               4,844,343   4,844,343       0       0
Common Stock: Information Technology    4,427,433   4,427,433       0       0
Common Stock: Materials                 1,631,197   1,631,197       0       0
Common Stock: Telecomm. Services        3,073,740   3,073,740       0       0
Common Stock: Utilities                 3,741,061   3,741,061       0       0
Investments in Money Market               512,017     512,017       0       0
                                     ------------ ----------- ------- -------
Total Equity Income Fund              $58,214,272 $58,214,272      $0      $0

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS CONTINUED

Balanced Fund

             HOLDINGS                               MARKET VALUE   LEVEL 1     LEVEL 2   LEVEL 3
             --------                               ------------ ----------- ----------- -------
             Corporate Debt Securities               $ 4,079,867         $ 0 $ 4,079,867      $0
             Residential Mortgage-Backed Securities       23,213           0      23,213       0
             Common Stock: Consumer Discretionary      1,474,384   1,474,384           0       0
             Common Stock: Consumer Staples            1,644,239   1,644,239           0       0
             Common Stock: Energy                      1,815,113   1,815,113           0       0
             Common Stock: Financials                  2,176,366   2,176,366           0       0
             Common Stock: Healthcare                  2,033,206   2,033,206           0       0
             Common Stock: Industrials                 1,542,223   1,542,223           0       0
             Common Stock: Information Technology      2,779,043   2,779,043           0       0
             Common Stock: Materials                     414,867     414,867           0       0
             Common Stock: Telecomm. Services            600,382     600,382           0       0
             Common Stock: Utilities                     572,105     572,105           0       0
             Investments in Money Market               1,376,232   1,376,232           0       0
                                                    ------------ ----------- ----------- -------
             Total Balanced Fund                     $20,531,240 $16,428,160 $ 4,103,080      $0

Government Fund

             HOLDINGS                          MARKET VALUE  LEVEL 1   LEVEL 2   LEVEL 3
             --------                          ------------ -------- ----------- -------
             U.S. Treasury & other U.S. Gov't.
               corporations and agencies        $22,041,916      $ 0 $22,041,916      $0
             Corporate Debt Securities              990,477        0     990,477       0
             Collateralized Debt Securities         501,184        0     501,184       0
             Commercial Paper                     8,327,525        0   8,327,525       0
             Investments in Money Market             92,741   92,741           0       0
                                               ------------ -------- ----------- -------
             Total Government Fund              $31,953,843 $ 92,741 $31,861,102      $0

Tax Free Fund

             HOLDINGS                          MARKET VALUE  LEVEL 1   LEVEL 2   LEVEL 3
             --------                          ------------ -------- ----------- -------
             U.S. Treasury & other U.S. Gov't.
               corporations and agencies        $ 4,274,772      $ 0 $ 4,274,772      $0
             States of the U.S. and Political
               Subdivisions of the States         9,284,757        0   9,284,757       0
             Commercial Paper                       474,972        0     474,972       0
             Investments in Money Market             47,364   47,364           0       0
                                               ------------ -------- ----------- -------
             Total Tax Free Fund                $14,081,865 $ 47,364 $14,034,501      $0

Primary Fund

             HOLDINGS                          MARKET VALUE LEVEL 1   LEVEL 2   LEVEL 3
             --------                          ------------ ------- ----------- -------
             U.S. Treasury & other U.S. Gov't.
               corporations and agencies        $ 1,145,156     $ 0 $ 1,145,156      $0
             Common Stock: Industrials                3,675   3,675           0       0
             Commercial Paper                    24,018,021       0  24,018,021       0
                                               ------------ ------- ----------- -------
             Total Primary Fund                 $25,166,852 $ 3,675 $25,163,177      $0

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS CONTINUED

Money Market Fund

             HOLDINGS                           MARKET VALUE LEVEL 1     LEVEL 2 LEVEL 3
             --------                           ------------ ------- ----------- -------
             U.S. Gov corporations and agencies
               Short Term                        $26,031,737     $ 0 $26,031,737      $0
             Commercial Paper                     14,652,907       0  14,652,907       0
             Investments in Money Market                 152     152           0       0
                                                ------------ ------- ----------- -------
             Total Money Market Fund             $40,684,796   $ 152 $40,684,644      $0

Money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the following years ended August 31:

                               2009       2008
                            ---------- ----------
GROWTH FUND
CLASS A
  Distributions paid from:
     Ordinary income          $ 51,717   $ 45,299
     Long-term capital gain    172,141    109,438
                            ---------- ----------
                             $ 223,858  $ 154,737
                            ========== ==========
CLASS B
  Distributions paid from:
     Ordinary income          $ 12,339   $ 11,209
     Long-term capital gain     62,469     63,999
                            ---------- ----------
                              $ 74,808   $ 75,208
                            ========== ==========
CLASS T
  Distributions paid from:
     Ordinary income        $1,128,309 $1,087,464
     Long-term capital gain  3,566,965  2,390,940
                            ---------- ----------
                            $4,695,274 $3,478,404
                            ========== ==========
EQUITY INCOME FUND
CLASS A
  Distributions paid from:
     Ordinary income         $ 165,983  $ 302,669
     Long-term capital gain    388,366    459,882
                            ---------- ----------
                             $ 554,349  $ 762,551
                            ========== ==========
CLASS B
  Distributions paid from:
     Ordinary income          $ 57,978  $ 127,901
     Long-term capital gain    169,339    216,885
                            ---------- ----------
                             $ 227,317  $ 344,786
                            ========== ==========
CLASS T
  Distributions paid from:
     Ordinary income        $1,668,404 $2,814,283
     Long-term capital gain  3,938,697  3,920,882
                            ---------- ----------
                            $5,607,101 $6,735,165
                            ========== ==========
BALANCED FUND
CLASS A
  Distributions paid from:
     Ordinary income          $ 70,611   $ 79,060
     Long-term capital gain    142,377     50,969
                            ---------- ----------
                             $ 212,988  $ 130,029
                            ========== ==========
CLASS B
  Distributions paid from:
     Ordinary income          $ 20,695   $ 27,225
     Long-term capital gain     48,709     23,142
                            ---------- ----------
                              $ 69,404   $ 50,367
                            ========== ==========
CLASS T
  Distributions paid from:
     Ordinary income         $ 425,312  $ 502,221
     Long-term capital gain    821,726    327,883
                            ---------- ----------
                            $1,247,038  $ 830,104
                            ========== ==========

                                    2009      2008
                                 --------- ----------
GOVERNMENT BOND FUND
CLASS A
  Distributions paid from:
     Ordinary income              $ 31,854   $ 36,605
                                 --------- ----------
                                  $ 31,854   $ 36,605
                                 ========= ==========
CLASS B
  Distributions paid from:
     Ordinary income               $ 9,665   $ 15,524
                                 --------- ----------
                                   $ 9,665   $ 15,524
                                 ========= ==========
CLASS T
  Distributions paid from:
     Ordinary income             $ 811,799  $ 977,349
                                 --------- ----------
                                 $ 811,799  $ 977,349
                                 ========= ==========
TAX FREE FUND
CLASS A
  Distributions paid from:
     Exempted interest dividends   $ 7,678    $ 7,654
     Ordinary income                   504      1,790
     Long-term capital gain            120        254
                                 --------- ----------
                                   $ 8,302    $ 9,698
                                 ========= ==========
CLASS B
  Distributions paid from:
     Exempted interest dividends     $ 733    $ 2,998
     Ordinary income                    52        855
     Long-term capital gain             10        147
                                 --------- ----------
                                     $ 795    $ 4,000
                                 ========= ==========
CLASS T
  Distributions paid from:
     Exempted interest dividends $ 301,981  $ 352,195
     Ordinary income                19,539     82,296
     Long-term capital gain          5,357     12,370
                                 --------- ----------
                                 $ 326,877  $ 446,861
                                 ========= ==========
PRIMARY FUND
  Distributions paid from:
     Ordinary income             $ 443,929  $ 846,050
                                 --------- ----------
                                 $ 443,929  $ 846,050
                                 ========= ==========
MONEY MARKET FUND
  Distributions paid from:
     Ordinary income             $ 426,110 $2,906,439
                                 --------- ----------
                                 $ 426,110 $2,906,439
                                 ========= ==========

TAX COMPONENTS OF NET ASSETS
As of August 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH FUND
Undistributed ordinary income                 $ 134,159
Undistributed long-term capital gains            29,697
                                          -------------
     Tax Accumulated Earnings                   163,856
Accumulated capital and other losses        (5,196,609)
Unrealized appreciation (depreciation)      (6,297,494)
                                          -------------
     Total Accumulated Earnings (Deficit) $(11,330,247)
                                          =============
EQUITY INCOME FUND
Undistributed ordinary income                 $ 404,235
                                          -------------
     Tax Accumulated Earnings                   404,235
Accumulated capital and other losses        (3,897,693)
Unrealized appreciation (depreciation)      (8,584,756)
                                          -------------
     Total Accumulated Earnings (Deficit) $(12,078,214)
                                          =============
BALANCED FUND
Undistributed ordinary income                 $ 119,096
                                          -------------
     Tax Accumulated Earnings                   119,096
Accumulated capital and other losses          (930,425)
Unrealized appreciation (depreciation)      (1,395,529)
                                          -------------
     Total Accumulated Earnings (Deficit) $ (2,206,858)
                                          =============

GOVERNMENT BOND FUND
Accumulated capital and other losses      $ (449,869)
Unrealized appreciation (depreciation)      1,382,903
                                          -----------
     Total Accumulated Earnings (Deficit)   $ 933,034
                                          ===========
TAX FREE FUND
Accumulated capital and other losses        $ (1,461)
Unrealized appreciation (depreciation)        459,723
                                          -----------
     Total Accumulated Earnings (Deficit)   $ 458,262
                                          ===========
PRIMARY FUND
Accumulated capital and other losses      $ (242,165)
Unrealized appreciation (depreciation)        249,053
                                          -----------
     Total Accumulated Earnings (Deficit)     $ 6,888
                                          ===========

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
SM&R Investments, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of the SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund (all the funds comprising SM&R Investments, Inc., hereafter referred to as "the Funds"), including the schedules of investments, as of August 31, 2009, and the related statements of operations for the year then ended, changes in net assets for the two years then ended and the financial highlights for each of the four years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2009, and the results their operations, changes in their net assets and their financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

Houston, Texas
October 16, 2009

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

On December 10, 2008, the Board of Directors of SM&R Investments. (the "Board") unanimously approved the renewal and extension of the investment advisory agreements with Securities Management and Research, Inc. (the "Manager") for the SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund ("the Funds"). The Board considered a variety of factors in connection with its review of the advisory contracts (the "Contracts"), also taking into account information provided by the Manager during the course of the year, as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES
The Board considered the nature, quality and extent of the services provided to the Funds by the Manager based upon information and discussion provided by the Manager relating to the services performed by the Manager under the Contracts and relating to the Manager's operations, systems, and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management for the Funds through regular Board meetings, discussions and reports during the preceding year. The Board further considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE
The Board evaluated reports prepared by the Manager detailing the total audited expense ratios of each of the Funds as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Fund. The data is compiled by Morningstar by pulling the net annual expense ratio from the fund's audited annual report. Annual report expense ratios reflect the actual fees charged during a particular fiscal year.

The Board compared the total audited expense ratios of the Funds to funds advised by other advisors that were deemed comparable by the Morningstar database for the period ending September 30, 2008. The SM&R Growth Fund (Classes A, B & T), SM&R Equity Income Fund (Classes A & T), SM&R Balanced Fund (Classes A & T), SM&R Government Bond Fund (Classes A, B & T) and SM&R Tax Free Fund (Classes A, B & T), all had total audited expense ratios that were the same as or lower than the Morningstar Fund Analysis average total audited expense ratios. The total audited expense ratios for the SM&R Equity Income Fund (Class B), SM&R Balanced Fund (Class B) and the SM&R Primary Fund were slightly higher than the Morningstar average total audited expense ratios.

The Board took into account that the audited expense ratios include voluntary fee waivers and/or expense limitations by the Manager through December 31, 2009, so that total expenses are limited to a specified percentage of average daily net assets of each Fund.

The audited expense ratio expresses the percentage of assets deducted each fiscal year for fund expenses, including 12b-1 fees, management fees, administrative fees, operating costs, and all other asset-based costs incurred by the fund. Portfolio transaction fees, or brokerage costs, as well as initial or deferred sales charges are not included in the expense ratio. The expense ratio, which is deducted from the fund's average net assets, is accrued on a daily basis. If the fund's assets are small, its expense ratio can be quite high because the fund must meet its expenses from a restricted asset base. Conversely, as the net assets of the fund grow, the expense percentage should ideally diminish as expenses are spread across the wider base. Funds may also opt to waive all or a portion of the expenses that make up their overall expense ratio.

The Board reviewed the Funds' average annual total returns and compared these returns to comparable performance measures supplied by Morningstar. On the basis of this evaluation of investments results, the Board concluded that the Funds' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE
The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Funds. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Funds.

APPROVAL OF THE CONTRACTS
As noted, the Board approved the renewal of the Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that the advisory fee structures are fair and reasonable and that the Contracts should be renewed.

SUPPLEMENTAL INFORMATION (Unaudited) (As of 10/31/09)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                            NUMBER OF
                                                                                                          PORTFOLIOS IN
                                         TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS,      POSITION(S) HELD  AND LENGTH OF             PRINCIPAL OCCUPATION(S)                OVERSEEN BY
        AND AGE             WITH FUND      TIME SERVED                DURING PAST 5 YEARS                   DIRECTOR
----------------------- ---------------- -------------- ------------------------------------------------- -------------
Florentino F. Gonzalez  Director         Indefinite     HR Director, Galveston Children's Center, Inc.              11*
2450 South Shore Blvd.,                  Since 11/05
League City, TX 77573                                   HR Consultant, The University of Texas Medical
Age 50                                                  Branch at Galveston
Edwin K. Nolan          Director         Indefinite     Investor and Attorney, Law Offices, Edwin K.                11*
2450 South Shore Blvd.,                  Since 11/97    Nolan, P.C.
League City, TX 77573
Age 66                  Nominating       Indefinite     Director/Owner of Canyon Lake Aviation, Inc.
                        Committee        Since 11/00
                        Audit            Indefinite     Director of Hancock Mini Mart, Inc.
                        Committee        Since 11/03
Robert V. Shattuck      Director         Indefinite     Attorney, Law Offices, Robert V. Shattuck, Jr.              11*
2450 South Shore Blvd.,                  Since 11/97
League City, TX 77573
Age 67                  Nominating       Indefinite
                        Committee        Since 11/00
Donald P. Stevens       Director         Indefinite     Retired, Assistant to the President for                     11*
2450 South Shore Blvd.,                  Since 9/00     Governmental Relations of the University of Texas
League City, TX 77573                                   Medical Branch, Galveston, TX
Age 62                  Nominating       Indefinite
                        Committee        Since 11/00    Vice President and Director, Jamail Galveston
                                                        Foundation (a family charitable foundation)
                        Audit            Indefinite
                        Committee        Since 11/05
Steven H. Stubbs        Director         Indefinite     President and Director of Dancing Rabbit Press,             11*
2450 South Shore Blvd.,                  Since 9/00     Inc. (a publishing company)
League City, TX 77573
Age 70                  Audit            Indefinite     Director, Neshoba County Public Library
                        Committee        Since 8/03
                        Chairman

INTERESTED DIRECTORS

                                                                                          PORTFOLIOS IN  NUMBER OF
                        POSITION(S) TERM OF OFFICE                                        FUND COMPLEX   INTERESTED
    NAME, ADDRESS,         HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    DIRECTOR
        AND AGE          WITH FUND    TIME SERVED               PAST 5 YEARS                 DIRECTOR    RELATIONSHIP
----------------------- ----------- -------------- -------------------------------------- ------------- -------------
Michael W. McCroskey    President &  Indefinite    President, CEO, Director and member         11*           (1)
2450 South Shore Blvd., Director     Since 8/94    of Executive Committee of
League City, TX 77573                              Securities Management and Research,
Age 66                                             Inc. (SM&R)^

                                                   Executive Vice President and
                                                   Treasurer of American National
                                                   Insurance Company

                                                   Vice President of Garden State Life
                                                   Insurance Company^

                                                   Vice President of American National
                                                   Property & Casualty Company^

                                                   Vice President of Standard Life &
                                                   Accident Insurance Company^

                                                   Vice President of Pacific Property
                                                   and Casualty Company^

                                                    Assistant Secretary of American
                                                    National General Insurance
                                                    Company^

                                                    Assistant Secretary of American
                                                    National Life Insurance
                                                    Company of Texas^

                                                    Director and President of ANREM
                                                    Corporation (real estate
                                                    management company)^

                                                    Vice President and Director of ANTAC
                                                    Corporation (real
                                                    estate management company)^

                                                    Director of Comprehensive Investment
                                                    Services, Inc.
                                                    (investment services company)^

                                                    Vice President of Farm Family Life
                                                    Insurance Company^
                                                    Vice President of Farm Family
                                                    Casualty Insurance Company^

                                                    Vice President of United Farm Family
                                                    Insurance Company^
                                                    Vice President and Director of
                                                    Eagle 99, Inc. (a real estate
                                                    investment company)^

                                                    President and Director of ANH(2)O,
                                                    Inc. (a real estate
                                                    investment company)^

Lea McLeod Matthews     Director     Indefinite     Writer/Communications Specialist,             11*        (2)
2450 South Shore Blvd.,              Since 8/94     Nashville, TN (10/06-present)
League City, TX 77573
Age 47                                              Psychology Intern, Vanderbilt
                                                    University Medical Center, Division
                                                    of  Adult Psychiatry (8/05-10/06)

                                                    Communications Specialist, National
                                                    Western Life Insurance
                                                    Company (5/02-8/05)

                                                    Director of Garden State Life
                                                    Insurance Company^
                                                    Senior Communications Specialist,
                                                    Texas Guaranteed Student Loan
                                                    Corporation (1/01-5/02)


Ann McLeod Moody        Director     Indefinite     Housewife, Personal Investments               11*        (3,2)
2450 South Shore Blvd.,              Since 11/97
League City, TX 77573                               Director of Moody Gardens, Inc. (a
Age 72                                              charitable organization)

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS IN
                        POSITION(S) TERM OF OFFICE                                        FUND COMPLEX   INTERESTED
    NAME, ADDRESS,         HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    DIRECTOR
        AND AGE          WITH FUND    TIME SERVED               PAST 5 YEARS                 DIRECTOR    RELATIONSHIP
----------------------- ----------- -------------- -------------------------------------- ------------- -------------

Jamie G. Williams       Director     Indefinite   Regional Grants Director, The Moody            11*           (4)
2450 South Shore Blvd.,                           Since 11/97  Foundation (a charitable
League City, TX 77573                             foundation)
Age 63
                                                  President's Advisory Council, Dallas
                                                  Center for the Performing Arts
                                                  Foundation (an organization that
                                                  supports the arts in the
                                                  Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Company's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.22% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.53% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

    Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.22% of American National, the parent of SM&R.

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 4 portfolios.

^   Under control of American National.


OFFICERS

                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                           TERM OF OFFICE                                                   FUND COMPLEX
   NAME, ADDRESS,        POSITION(S) HELD  AND LENGTH OF          PRINCIPAL OCCUPATION(S)                   OVERSEEN BY
       AND AGE               WITH FUND      TIME SERVED             DURING PAST 5 YEARS                        OFFICER
------------------------ ---------------- --------------- ------------------------------------------------- ------------
Michael W. McCroskey     President &      Indefinite      SEE INTERESTED DIRECTOR TABLE ABOVE                    11
                         Director[para]   Since 8/94

Brenda T. Koelemay       Vice             Indefinite      Vice President & Treasurer of SM&R                     11
2450 South Shore Blvd.,  President &      Since 7/92
League City, TX 77573    Treasurer[para]
Age 54                                    Indefinite      Vice President, Assistant Corporate Treasurer of
                                          Since 4/07      American National Insurance Company

Teresa E. Axelson        Vice             Indefinite      Vice President, Secretary & Chief Compliance           11
2450 South Shore Blvd.,  President &      Since 5/83      Officer of SM&R
League City, TX 77573    Secretary[para]
Age 61

[para] Positions also held with American National Investment Accounts,
       Inc., another investment company advised by SM&R.

SM&R INVESTMENTS, INC.        2450 South Shore Boulevard, League City, TX 77573
-------------------------------------------------------------------------------

                                 DIRECTORS
                           Florentino F. Gonzalez
                            Lea McLeod Matthews
                            Michael W. McCroskey
                             Ann McLeod Moody
                              Edwin K. Nolan
                          Robert V. Shattuck, Jr.
                             Donald P. Stevens
                             Steven H. Stubbs
                             Jamie G. Williams

                                  OFFICERS
                      Michael W. McCroskey, President
             Brenda T. Koelemay, Vice President and Treasurer
   Teresa E. Axelson, Vice President, Secretary and Chief Compliance Officer

                       INVESTMENT ADVISER AND MANAGER
                  Securities Management and Research, Inc.
                             P.O. Box 58969
                           Houston, TX 77258-8969

                                CUSTODIAN
                  Securities Management and Research, Inc.
                             P.O. Box 58969
                           Houston, TX 77258-8969

                              LEGAL COUNSEL
                        Greer, Herz & Adams, L.L.P.
                             One Moody Plaza
                           Galveston, TX 77550

                      UNDERWRITER AND REDEMPTION AGENT
                  Securities Management and Research, Inc.
                             P.O. Box 58969
                           Houston, TX 77258-8969

             TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                 Securities Management and Research, Inc.
                             P.O. Box 58969
                          Houston, TX 77258-8969

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  BKD, LLP
                       2800 Post Oak Blvd., Suite 3200
                             Houston, TX 77056

Form 9202                                                                  10/09

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-dong and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the perid covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12 (a) (1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of SM&R
		Investments, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has at
		least one Audit committee financial expert serving on its Audit
		Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr. Stubbs
		is "independent" within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for SM&R Investments, Inc. totaled approximately $85,000
		in 2009 and approximately $92,000 in 2008, including fees associated
		with the annual audit and filings of the Portfolios Form N-1A and
		Form N-SAR.

	(b)	None

	(c)	Fees for tax services to SM&R Investments, Inc., including tax
		compliance, tax advice and tax planning, totaled approximately $0 in 2009 and $0 in 2008.

	(d)	None

	(e)	(1)	The registrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.

Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of October 16, 2009, an evaluation was performed under the
		supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 16, 2009, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.

Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule 30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SM&R Investments, Inc.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registant and in the capacities and on the dates indicated.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 28, 2009



By:	\S\ Brenda T. Koelemay
	-------------------------------------
	Principal Financial Officer

Date:  October 28, 2009